As filed with the Securities and Exchange Commission on April 29, 2013

Registration Nos. 333-83413

811-09487

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

POST-EFFECTIVE AMENDMENT NO. 18

AND/OR

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. 14

SEPARATE ACCOUNT NO. 3

(Exact name of registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of depositor)

320 Park Avenue New York, New York 10022

(Address of Depositor’s Principal Executive Offices)

Depositor’s telephone number, including area code: 1-212-224-1600

Amy Latkin

Vice President and Assistant General Counsel

Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022-6839

(Name and address of agent for service)

Approximate date of proposed public offering:

As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☐            immediately upon filing pursuant to paragraph (b)

☒           on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐            60 days after filing pursuant to paragraph (a)

☐            on May 1, 2013 pursuant to paragraph (a) of Rule 485

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Cross-Reference Sheet

Item No		Caption or Location in Prospectus

PART A: INFORMATION REQUIRED IN A PROSPECTUS

1.	Front and Back Cover Pages	Cover Page; Back Cover Page
2.	Risk/Benefit Summary:
	Benefits and Risks	Introduction and Summary
3.	Risk/Benefit Summary: Fee Table	Tables of Charges Fee Table
4.	General Description of Registrant, Depositor and Portfolio Companies

About Mutual of America and Our Separate Account No. 3; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Funding and Other Changes We May Make

5.	Charges	Charges and Deductions You Will Pay
6.	General Description of Contracts	Purchase of a Policy; Payment of Premiums; Administrative Matters; Where to Contact Us and Give Us Instructions
7.	Premiums	Payment of Premiums
8.	Death Benefits and Contract Values	Insurance Benefits Upon Death of Insured Person
9.	Surrenders, Partial Surrenders, and Partial Withdrawals	Access to Your Account Balance; How to Contact Us and Give Us Instructions
10.	Loans	Access to Your Account Balance—Policy Loans
11.	Lapse and Reinstatement	Payment of Premiums—Policy Lapse and Reinstatement
12.	Taxes	Federal Tax Considerations
13.	Legal Proceedings	Other Information—Legal Proceedings
14.	Financial Statements	Other Information—Financial Statements

Caption or Location in Statement of Additional Information

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

15.	Cover Page and Table of Contents	Cover Page
16.	General Information and History	General Information and History
17.	Services	Not applicable
18.	Premiums	Premiums
19.	Additional Information About Operation of Contracts and Registrant	Additional Information About Operation of Policies and Registrant
20.	Underwriters	Distribution of the Policies
21.	Additional Information About Charges	Additional Information About Charges
22.	Lapse and Reinstatement	Not Applicable
23.	Loans	Loans
24.	Financial Statements	Financial Statements and Performance Information
25.	Illustrations	Not Applicable

PROSPECTUSES OF

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

VARIABLE UNIVERSAL LIFE INSURANCE POLICY  VARIABLE LIFE
  MAY 1, 2013

This should be read together with the Summary Prospectuses of:

Mutual of America Investment Corporation

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid Cap Value Fund

Mid-Cap Equity Index Fund

Composite Fund

International Fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Fidelity Investments® Variable
Insurance Products Funds:

Equity-Income Portfolio

Asset Manager Portfolio

Contrafund® Portfolio

Mid Cap Portfolio

Vanguard Variable Insurance Fund:

Diversified Value Portfolio

International Portfolio

REIT Index Portfolio

American Century VP Capital
Appreciation Fund

American Funds Insurance Series
New World Fund®

Calvert VP SRI Balanced Portfolio

DWS Variable Series I Capital
Growth VIP

Oppenheimer Main Street
Fund®/VA

PIMCO Variable Insurance Trust
Real Return Institutional Portfolio

T. Rowe Price Blue Chip
Growth Fund

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

Our privacy policy is on page 50 of this booklet.

PROSPECTUS

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue, New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 3

The Policies—We offer individual variable universal life insurance policies with flexible premium payments ("Policies"), without a sales charge. The Policies are designed to provide you with life insurance protection, while giving you flexibility in the timing and amount of premiums you pay. You also have some flexibility in the amount of insurance coverage available to you.

In this Prospectus, a Policyowner or you means a person to whom we have issued a Policy. The purchase of a Policy as a replacement for any existing insurance coverage you have may not be advisable.

Investment Alternatives for Your Account Value—You may allocate your Account Value to any of the Funds of Mutual of America Separate Account No. 3 ("Separate Account") or to our General Account. You may transfer all or any part of your Account Value among the Funds of the Separate Account and the General Account at any time, without charge.

The Separate Account Funds invest in similarly named funds or portfolios of mutual funds ("Underlying Funds"), which will have varying investment returns and performance. The Underlying Funds currently are:

•  Mutual of America Investment Corporation ("Investment Company"): Equity Index, All America, Small Cap Value, Small Cap Growth, Mid Cap Value, Mid-Cap Equity Index, Composite, International, Money Market, Mid-Term Bond, Bond, Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds; (together, these three Funds may be referred to as the "Allocation Funds")

•  Fidelity Investments® Variable Insurance Products ("Fidelity VIP") Funds: Equity-Income, Asset Manager, Contrafund® and Mid Cap Portfolios;

•  Vanguard Variable Insurance Fund: Diversified Value Portfolio, International Portfolio and REIT Index Portfolio;

•  American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund;

•  American Funds Insurance Series: New World Fund;

•  Calvert VP: SRI Balanced Portfolio.

•  DWS Variable Series I: Capital Growth VIP;

•  OppenheimerFunds: Oppenheimer Main Street Fund®/VA;

•  PIMCO Variable Insurance Trust: Real Return Institutional Portfolio;

•  T. Rowe Price: Blue Chip Growth Fund;

We do not guarantee the investment performance of any Separate Account Fund. You bear the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Value in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under the heading "Our General Account".

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (SAI), dated the same date as this Prospectus, with additional information about the Policies and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We file the SAI with the Securities and Exchange Commission (SEC) and the SAI is incorporated into this Prospectus by reference.

Prospectuses—You should read this Prospectus carefully before you purchase a Policy, and you should keep it for future reference. This Prospectus is distributed with the summary prospectuses for the Underlying Funds, which you also should read before you purchase a Policy. We distribute the summary prospectuses for the Underlying Funds with this Prospectus and you should read them for complete information on the Underlying Funds. If you cannot locate the summary prospectuses of the Underlying Funds, which are bound together with this prospectus, or would like to request a copy of the statutory prospectuses for the Underlying Funds, please write to us at the address at the top of this page or call 1-800-468-3785 to request one.

•  Capitalized terms unless otherwise defined in the text are described in the section captioned "Definitions We Use in this Prospectus", and throughout the Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dated: May 1, 2013

This Prospectus does not constitute an offering in any jurisdiction in which we may not lawfully offer the Policies for sale. We have not authorized any person to give any information or to make any representations in connection with this offering other than those in this Prospectus. If any person gives or makes any unauthorized information or representations to you, you must not rely on them in making your decision of whether or not to purchase a policy.

(This page has been left blank intentionally.)

INTRODUCTION AND SUMMARY

The discussion below is a summary of the Policy and of the benefits and risks of purchasing a Policy. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. You will find definitions under "Definitions We Use in This Prospectus".

The Policy We Offer

The Policy is a variable universal life insurance policy. It enables you, within certain limits, to accommodate changes in your insurance needs and changes in your financial condition. Refer to "Purchase of a Policy."

As a life insurance policy, the Policy provides for:

•  a death benefit, based either on the Face Amount of the Policy or on the Face Amount of the Policy plus the Account Value, depending on the type of Basic Death Benefit Plan you select for your Policy,

•  Policy Loans,

•  a variety of death proceeds payment options, and

•  other features traditionally associated with life insurance, such as optional supplemental benefits.

As a variable universal life policy, the Policy provides for:

•  an Account Value that varies based on the Investment Alternatives you select,

•  allocation of your premiums and transfer of your Account Value among the Investment Alternatives, and

•  flexibility in the timing and amount of premium payments and, subject to certain restrictions, the amount of insurance coverage.

Policy Loans, partial withdrawals of your Account Value or not paying scheduled premiums will increase the risk your Policy will lapse.

We may issue a Policy to you only if your state's insurance department has approved our policy form and we may legally sell the Policy to you.

Note: Certain changes in state law required the issuance of a new form of policy on or after January 1, 2009. If you have a Policy that was issued prior to this date, your Policy remains in effect. The Policy provisions specifically referenced as being applicable to Policies issued on or after January 1, 2009 only apply to those Policies issued on or after January 1, 2009.

Your Premium Payments

We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums, unless you have authorized withdrawals from your bank account or other account or unless premiums are payable under a Payroll Deduction Program.

You may adjust the timing and amount of your premium payments to suit your individual circumstances, within certain limits. You may pay unscheduled premiums, skip scheduled premiums, or increase or decrease your scheduled premium. Refer to "Payment of Premiums".

Choice of Basic Death Benefit Plan

You may choose as your Basic Death Benefit Plan either a Face Amount Plan or a Face Amount Plus Plan. The Face Amount Plan generally provides a level death benefit equal to the Face Amount, and the Face Amount Plus Plan provides for a death benefit that is equal to the Face Amount plus your Account Value. As a consequence, the death benefit under a Face Amount Plus Plan varies. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. We pay a death benefit to the Beneficiary upon the death of the insured person under the Policy. Refer to "Insurance Benefits Upon Death of Insured Person".

The cost of insurance varies with the net amount at risk and various other factors. The cost per $1,000 of coverage between a Face Amount Plan or a Face Amount Plus Plan does not vary. Please refer to "Tables of Charges".

Supplemental Benefits by Rider to Policy

We may make available one or more supplemental insurance benefits under your Policy, each by the addition of a rider you select for which you would pay an additional monthly cost. These benefits are an accidental death benefit and a children's term rider. Refer to "Purchase of a Policy—Supplemental Insurance Benefits".

Investment Alternatives for Your Account Value

You may allocate your premiums among the Investment Alternatives. You may change your allocation instructions at any time for future premiums. You may transfer all or part of your Account Value among the available Investment Alternatives at any time. Refer to "Access to Your Account Value".

The General Account. We pay interest on the portion of your Account Value you allocate to our General Account, at an effective annual yield equal to or greater than the guaranteed minimum rate, if any, set forth in your Policy. In our discretion, we may change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Policies. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate premiums or make transfer of your Account Value to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a 'variable option', because you have the investment risk that your Account Value in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

The Separate Account Investment Alternatives include twenty-eight underlying funds which have different investment objectives, policies, expenses and risks. You should refer to "Underlying Funds in which our Separate Account Invests" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus for detailed information about their investment strategies and expenses.

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Charges Under Your Policy

Separate Account and Monthly Charges. We deduct several charges from the net assets of each Separate Account Fund and we deduct certain monthly charges directly from your Account Value. Refer to "Tables of Charges" and "Charges and Deductions You Will Pay".

Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured person is a smoker or non-smoker and in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, the gender of the insured person will impact cost of insurance rates, with different rates for men and women. For Policies with a Payroll Deduction Rider, costs of insurance rates are the same for men and women (unisex).

Partial Withdrawals and Surrender of Policy; Transfers of Account Value

You may make partial withdrawals of your Account Value (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. Partial withdrawals may reduce the face amount of your Policy. You may take any of these actions prior to the Maturity Date of the Policy when the insured person is still living. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. Refer to "Access to Your Account Value".

You may transfer all or a portion of your Account Value among the Investment Alternatives. Refer to "Access to Your Account Value—Your Right to Transfer Among Investment Alternatives".

You will be taxed on the amount of a withdrawal to the extent it exceeds your investment in the Policy. A partial withdrawal may cause your Policy to be treated as a modified endowment contract, and special tax rules would then apply to future withdrawals. Refer to "Federal Tax Considerations"

Your Right to Borrow From The Policy

You may borrow up to 95% of your Account Value in the General Account (or up to 95% of the cash surrender value of the Policy for policies issued on or after January 1, 2009), minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. We deduct any Policy Loans from the amount otherwise due you upon the surrender or maturity of the Policy or from the death proceeds due upon the death of the insured person. Refer to "Access to Your Account Value—Policy Loans".

Purpose of Policy

You should consider that our Policy is intended to provide you with long-term insurance coverage. It is not suitable for your short-term savings needs.

Policy Risks; Negative Investment Performance and Possibility of Lapse

If you pay premiums greater than the limits permitted under tax law provisions, your Policy will be deemed to be a type of savings plan. This means that when you make a withdrawal or take a Policy loan for tax purposes you would be treated as receiving earnings first and then a return of your premiums. See "Federal Tax Considerations" below.

You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund. Your Account Value will increase or decrease based on the performance of the Investment Alternatives to which you allocate your Account Value.

Your Policy may lapse, or you may have to make unscheduled premium payments, if your Account Value declines from unfavorable investment performance of the Underlying Funds and your Account Value is not sufficient to pay the charges then due under your Policy. For a Policy with a Face Amount Plan, we assess cost of insurance charges against the amount of life insurance the Policy provides minus your Account Value. As a result, your total cost of insurance charges (but not the rate) will increase when your Account Value declines due to unfavorable investment performance and various other factors. It is possible for policy loans to exceed account value, resulting in a lapse. See "Policy Loans." For a Policy with a Face Amount Plus Plan, we assess cost of insurance charges against the amount of life insurance the Policy provides. Please see "Policy Lapse and Reinstatement" below.

Accelerated Benefit for Terminal Illness

An Accelerated Benefit may be available under your Policy or by rider to the Policy (not available in all states). Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured person died. The Accelerated Benefit is available only when the insured is determined to have less than one year to live. We will deduct from the Accelerated Benefit an administrative fee of up to $250 at the time we pay the Benefit. Refer to "Access to Your Account Value—Accelerated Benefit for Terminal Illness" and "Charges and Deductions You Will Pay—Accelerated Benefit Fee".

Your Initial Right to Return Policy

For a period of 10 days after you receive your Policy (or a longer period if required by applicable state law), you may return it and have premiums you paid returned. Refer to "Purchase of a Policy—Policy Issue".

Federal Tax Considerations

For purposes of federal income taxation, you are treated as not receiving your Account Value until you take a distribution from the Policy. As a consequence, you do not pay taxes on the investment income and interest credited to your Account Value until you withdraw all or a portion of your Account Value. This information about federal taxation is based on our belief that a Policy we issue on a standard premium class basis should meet the Code's definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition.

Distributions under the Policy. Your tax treatment for Policy withdrawals and loans depends on whether or not your Policy is a "Modified Endowment Contract". Your Policy may be treated as a special type of life insurance called a "Modified Endowment Contract", if the cumulative premiums you have paid are considered, under the Code, to be too large compared to the death benefit payable. The Code imposes an annual limit on premiums, calculated on a cumulative basis, that can be paid into a Policy during the first seven years, or during the seven years after a material change to the Policy.

If your Policy is not a Modified Endowment Contract:

•  distributions are treated first as a return of investment (premiums) in the Policy and then a disbursement of taxable income;

•  Policy Loans are not treated as distributions; and

•  neither distributions nor Policy Loans are subject to the 10% penalty tax.

If your Policy is a Modified Endowment Contract:

•  all pre-death distributions, including Policy Loans, are treated first as a distribution of taxable income and then as a return of investment (premiums) in the Policy; and

•  if you have not reached the age of 59 1/2, and are not disabled or the distribution is not part of a series of substantially equal periodic payments based on your life expectancy or the joint life expectancies of you and your Beneficiary, a distribution usually is subject to a 10% penalty tax.

If you send us a premium that would cause your Policy to become a Modified Endowment Contract, we will notify you. Our notice will state that unless you request a refund of the excess premium, your Policy will become a Modified Endowment Contract. Refer to "Federal Tax Considerations".

Death Benefits. Your Beneficiary receives death benefits payable under the Policy free from federal income tax, except in limited circumstances. If you are the Policyowner and also the insured person, the death benefit amount will be included in your estate in most circumstances.

If no Beneficiary designated by you is living at the time of your death, the Beneficiary or Beneficiaries will be determined in accordance with the Policy. If your Policy was issued before January 1, 2009, the benefits payable will go to you, if living, or to your estate, if you are deceased. If your Policy was issued on or after January 1, 2009, your Policy lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) of the insured person in the first surviving class of Beneficiaries, in this order: the insured person, the insured person's spouse; the insured person's children; the insured person's parents; and the insured person's brothers and sisters. If we do not find family members in these classes, we will pay the executors or administrators of the insured person's estate.

You should periodically review and update, if necessary, your Beneficiary designations. Any beneficiary's interest is subject to the rights of any assignee of whom we have been notified.

TABLES OF CHARGES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering a Policy.

I.  Transaction Expenses. This table describes fees and expenses you will pay when you buy a Policy, surrender a Policy or transfer your Account Value among Investment Alternatives.

	When Deducted	Amount Deducted
Sales Load on Premiums	not applicable	n/a
Premium Taxes	each premium payment(1)	n/a	(1)
Deferred Sales Load	not applicable	n/a
Surrender Fees	not applicable	n/a
Transfer Fees	not applicable	n/a
Accelerated Death Benefit Fee	when benefit paid	$250

(1)  We currently do not deduct state premium taxes but reserve the right to deduct premium taxes from future premium payments. State premium taxes vary and currently are up to 3.5%.

II.  Periodic Expenses. This table describes the fees and expenses you will pay periodically during the time that you own a Policy, not including Underlying Fund fees and expenses.

	When Deducted	Guaranteed Amount Deducted (policies issued prior to January 1, 2009)	Guaranteed Amount Deducted (policies issued on or after January 1, 2009)	Current Amount Deducted (or charged for Loans) (for all policies)
Cost of Insurance Charges(2)
Minimum and Maximum (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $83.33 per month Minimum: $.06 per month	Maximum: $29.19 per month Minimum: $.02 per month	Maximum: $29.19 per month Minimum: $.02 per month
Charge for a 35 year old non-smoker male/female in a payroll deduct program (unisex rates) (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	$.18 per month	$.09 per month	$.08 per month ($.07 per month for face amounts $250,000 and above)
Monthly Administrative	Issue Date and	Maximum: $10	Maximum: $10	$2 per month(4)
Charge	each following Monthly Anniversary Day	per month	per month
Net Policy Loan Interest	Due at end of	N/A	N/A	2.00%(3)
each Policy Month(3)

II.  Periodic Expenses. (continued)

	When Deducted	Guaranteed Amount Deducted (policies issued prior to January 1, 2009)	Guaranteed Amount Deducted (policies issued on or after January 1, 2009)	Current Amount Deducted (or charged for Loans) (for all policies)
Cost of Optional Riders (in addition to All Periodic Expenses in the Table above)
Accidental Death Benefit Rider (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $.10 per month	Maximum: $.10 per month	$.10 per month
Children's Term Insurance Rider (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $.60 per month	Maximum: $.60 per month	$.60 per month

(2)  Cost of insurance rates will vary depending on the insured's age and smoking status and, for non-payroll deduct programs, also the insured's gender. The charges shown may not be representative of the charges that a particular Policyowner would pay. For information regarding the actual cost of insurance rates that will apply to you, please call our toll free number, 1-888-844-5516.

(3)  2.00% is currently the difference between the interest charged on the loan and interest credited to funds held in the General Account for the Policy Loan. We do not deduct Policy Loan interest from your Account Value. If you do not pay Policy Loan interest, it is added to, and becomes part of, the Policy Loan. This rate is an adjustable rate we declare from time to time. The Policy Loan rate will not exceed the higher of 1% above the guaranteed rate of interest credited to Account Values held in the General Account for variable universal life insurance Policies, or the Moody's® Corporate Bond Yield Average. For policies issued on or after January 1, 2009, the Policy Loan rate will not exceed the higher of 1% above the current rate of interest credited to Account Values held in the General Account for variable universal life insurance Policies, or the Moody's® Corporate Bond Yield Average. See "Access to Your Account Value—Policy Loans" and "Charges and Deductions You Will Pay."

(4)  The monthly administrative charge is currently $2 or 1/12 of 1% of the Account Value if less. This charge is currently waived if the Account Value is less than $300.

Annual Separate Account Expenses

I.  For Policies issued prior to January 1, 2009

	When Deducted	Maximum Amount Deducted	Current Amount Deducted
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	Separate Account	.15%	.15%
Mortality Risk Fee	expenses are	.70%	.50%
Administrative Charge	deducted on a	.65%	.55	%(5)
Total Separate Account Annual Expenses	daily basis at an annualized rate	1.50%	1.20%

II.  For Policies issued on or after January 1, 2009

	When Deducted	Maximum Amount Deducted	Current Amount Deducted
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	Separate Account	.20%	.15%
Mortality Risk Fee	expenses are	.95%	.50%
Administrative Charge	deducted on a	.85%	.55	%(5)
Total Separate Account Annual Expenses	daily basis at an annualized rate	2.00%	1.20%

(5)  Adviser Reimbursements. All Contracts with assets invested in the American Century VP Capital Appreciation Fund, Fidelity VIP Funds, PIMCO Variable Insurance Trust Real Return Institutional Portfolio and T. Rowe Price Blue Chip Growth Fund, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the fees they pay equal to reimbursements we receive from service providers to those funds. The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses; the investment adviser and distributor for the PIMCO Variable Insurance Trust Real Return Institutional Portfolio reimburses us at an annual rate of 0.25% for certain services we provide; the transfer agent and distributor for the four Fidelity VIP Funds reimburses us at an annual rate of 0.10% for certain services we provide; and the investment adviser for the T. Rowe Price Blue Chip Growth Fund reimburses us at an annual rate of 0.15% for administrative services we provide, or at an annual rate of 0.25% if the aggregate dollar value of the shares of that fund held in Mutual of America separate accounts exceed $250,000,000 at all times during a month. Mutual of America will apply the amount of the T. Rowe Price reimbursement to reduce Separate Account fees for the contract assets that are invested in the T. Rowe Price Blue Chip Growth Fund after we are notified of, and receive, the reimbursement. The effect of the reimbursements on all Contracts is more specifically discussed under "Charges You or Your Employer Will Pay" and "Charges under the Contracts".

III.  Underlying Fund Expenses. This table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own a Policy. (Underlying Fund expenses generally vary from year to year.) These are based on the actual charges incurred by the Underlying Funds during 2012 before any expense reimbursement. None of the Underlying Funds imposes a Rule 12b-1 fee or other distribution fee. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)	.22%	1.00%

PURCHASE OF A POLICY

Customer Identification

We will require information from you necessary to properly identify owners of Contracts as required by the USA PATRIOT Act of 2001 and other applicable laws and regulations.

In order to comply with federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Premium or issue a Policy or effect subsequent transactions, including accepting additional payments. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Policy Issue

An applicant must submit to us a completed application for a Policy. The minimum Face Amount for a Policy is $25,000, except that the minimum Face Amount is $5,000 for any Policy under a Payroll Deduction Program. We reserve the right to decline to issue a Policy with a Face Amount of more than $1 million, and we may refuse to issue a Policy or accept premiums because of anti-money laundering laws or other legal requirements.

An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children.

Before issuing a Policy, we will require evidence of insurability satisfactory to us.

•  If the person to be insured is age 50 or younger and the Policy would have a Face Amount of $100,000 or less, we ordinarily will determine insurability based on information from the application.

•  We will require a medical examination for a policy with a Face Amount above $50,000 if the person to be insured is age 51-60 or for a policy with a Face Amount above $25,000 if the person to be insured is age 61-65.

•  We will require a medical examination for a Policy with a Face Amount above $100,000 or if the person to be insured is age 66 or older.

We may use outside sources to verify information contained in the application. A person who does not meet standard underwriting requirements still may be eligible to purchase a Policy, but we will increase the cost of insurance charges on the Policy to reflect the additional mortality risks we assume in insuring a person who is a "substandard risk". A person who is a "substandard risk" has a greater mortality risk based on information provided to us.

For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer's business and the percentage of employees participating in the Program. Group underwriting standards provide for guaranteed issue of a Policy in certain circumstances.

We will issue a Policy following our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment. The Policy Specification Pages of your Policy will show the Policy Issue Date.

Right to Examine Policy. You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period to examine the Policy. For example, you may have up to 30 days if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy. In addition, you may surrender your policy at any time and receive the Surrender Proceeds. For more information on surrendering your policy and Surrender Proceeds, see "Access to Your Account Value—Surrender Policy."

Availability of Policy. This Prospectus is an offer to sell you a Policy only if you live in a state or jurisdiction where the insurance department has approved sales of the Policy.

Basic Death Benefit Plan

In your application for a Policy, you will choose a Basic Death Benefit Plan. You have the option of either a Face Amount Plan or a Face Amount Plus Plan. See "Insurance Benefits Upon Death of Insured Person" for a more detailed explanation of the death benefit provisions.

Under a Face Amount Plan:

•  the death benefit generally will be the Face Amount (unless the Corridor Percentage applies), and

•  premiums you pay and increases in your Account Value from investment performance of the Funds will reduce the amount for which we are "at risk" in providing insurance coverage and on which we impose cost of insurance charges (See "Charges and Deductions You Will Pay").

Under a Face Amount Plus Plan:

•  the death benefit generally will be the Face Amount PLUS the Account Value (unless the Corridor Percentage applies), and

•  premiums you pay and increases in your Account Value from investment performance of the Funds will increase the death benefit while leaving unchanged the amount for which we are at risk and on which you must pay cost of insurance charges.

Change of Basic Death Benefit Plan. You may request a change in your Basic Death Benefit plan. When we make the change, the Basic Death Benefit payable on the effective date of the change is the same as it would have been without the requested change, as follows:

•  if you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy's Face Amount by the amount of the Account Value; and

•  if you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy's Face Amount by the amount of the Account Value, except that we may require current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan.

A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we approve your Written Request (which, in the case of a change that would increase your Policy's Face Amount, may include evidence acceptable to us of current insurability).

For policies issued on or after January 1, 2009, a change in the Basic Death Benefit from Face Amount to Face Amount Plus is subject to our receipt of evidence of insurability satisfactory to us and becomes effective when we approve such change.

Supplemental Insurance Benefits

We may make one or more supplemental insurance benefits available by rider to your Policy, including accidental death coverage and coverage for children of an insured person. Currently, supplemental insurance benefits are available only for Policies with Payroll Deduction Riders. We will charge you a monthly cost for any supplemental insurance benefits you select. See "Charges and Deductions You Will Pay—Supplemental Insurance Benefits Fee".

If the policyowner elects an accidental death benefit rider, the death benefit must be an amount equal to the face amount of the Policy, not to exceed $200,000. The minimum face amount is $25,000 except that it is $5,000 under a payroll deduction plan. Under an accidental death benefit rider, if the insured person dies as a result of an accidental bodily injury, we will pay an accidental death benefit equal to the initial Face Amount of the Policy, up to a maximum of $200,000. For policies issued on or after January 1, 2009, we will pay an accidental death benefit equal to the amount shown on the Accidental Death Benefit Rider.

You may obtain insurance for all your unmarried dependent children between 14 days and 19 years of age under a children's term rider. If this rider is in effect, we automatically insure each additional child when such child has attained the age of 14 days at no increase in premium. Insurance continues to age 21 of the child, or until the child marries (for policies issued on or after January 1, 2009), or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, or upon getting married (for policies issued on or after January 1, 2009), each covered child has the opportunity of purchasing up to $5,000 of life insurance for each $1,000 of children's term rider. For a Policy purchased when a child reaches age 21, we will charge premiums at our standard rates then in effect.

Changes in the Face Amount of Your Policy

From time to time, your life insurance needs may change. We currently permit you to increase or decrease the Face Amount of your Policy in certain circumstances. To change your Face Amount, you must submit to our Processing Office a Written Request. The current minimum for any requested change in Face Amount is $5,000.

Currently, a change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code.

We reserve the right to limit the amount of any increase or decrease, and evidence of insurability may be required for any increase in the Face Amount of your policy.

PAYMENT OF PREMIUMS

Scheduled Premiums

For your convenience, we will specify a "scheduled premium" to be paid at intervals you select in your application. The scheduled premium will be based on the death benefit you have selected and the cost of insurance charges we will impose. We will notify you when you should pay scheduled premiums, unless you have authorized withdrawals from your bank or other account to pay scheduled premiums or your Policy is in a Payroll Deduction Program. If your Policy is not in a Payroll Deduction Program, your scheduled premium currently must be at least $50. We currently do not have a minimum scheduled premium for Policies in Payroll Deduction Programs. Minimum scheduled premiums do not apply to Policies issued on or after January 1, 2009.

If your Policy is in a Payroll Deduction Program:

•  there is no minimum amount of scheduled premiums;

•  on each of your pay dates, scheduled premiums for each Policy you own and, if applicable, each Policy owned by your spouse and minor children, will be deducted from your payroll amount; and

•  if your employer's participation in a Payroll Deduction Program ends or you terminate employment with the employer, we will require scheduled premiums to be paid not more frequently than monthly.

We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. See "Federal Tax Considerations". We permit you to pay scheduled premiums, even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. See "Insurance Benefits Upon Death of Insured Person."

Changes in Scheduled Premiums. You ordinarily may change the amount or timing of your scheduled premiums at any time. You may skip or reduce scheduled premiums. We will require evidence of insurability for an increase in scheduled premiums when the increase would increase your Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

Effect of Paying Scheduled Premiums. Your failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but instead on whether on each Monthly Anniversary Day, your Account Value is sufficient to permit the deduction of all charges due on that day. See "Lapse and Reinstatement" below.

Unscheduled Premiums

You ordinarily may pay unscheduled premiums at any time, but you may not pay more than the amount specified in your Policy as the maximum of premiums during any Policy Year. We will require evidence of insurability if the unscheduled premium would increase the Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

Limitation on Premiums

We will return to you premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code. See "Federal Tax Considerations".

Allocation of Premiums

You may allocate your premium among the Investment Alternatives.

You may tell us how to allocate your premium by sending us instructions with the premium. If you do not send instructions, we will allocate the premium on the basis of your existing allocation election currently on our records. Your request for allocation must specify any whole percentage from 0% to 100% of each premium to be allocated to each of the Investment Alternatives.

You may change the allocation instructions for future premiums, at any time. You should periodically review your allocations in light of market conditions and your financial needs. A change in allocation will be effective when we have received it in complete order and processed it.

Policies issued in Massachusetts

Policies issued in the Commonwealth of Massachusetts use the term "planned premiums" rather than "scheduled premiums" and do not refer to premiums in excess of planned premiums as "unscheduled premiums". For these Policies, references in the Prospectus to "scheduled premiums" refer to "planned premiums", and all references to "unscheduled premiums", as well as accompanying text pertaining to unscheduled premiums, are deleted. The discussion in the Prospectus about the Policies is supplemented by the following for Policies issued in Massachusetts:

You will select an amount of planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. You need not pay planned premiums, and your policy will not lapse so long as your Account Value is sufficient to pay applicable charges when due.

Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse and timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Value (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.

You may increase the amount of premiums paid under your policy at any time, except that you may not pay more than the amount specified in your Policy as the maximum of premiums during any Policy Year. In addition, if these additional amounts would increase the policy's Basic Death Benefit, then evidence of insurability would be required. See "Insurance Benefits Upon Death of Insured Person" in this Prospectus.

Dollar Cost Averaging

We may offer a Dollar Cost Averaging program that allows you to authorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Separate Account Funds. Each transfer under the Dollar Cost Averaging program must be at least $100, and you must schedule at least 12 transfers. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically end if your Account Value in the General Account, minus any outstanding Policy Loans, is insufficient to support the next scheduled transfer. You may request termination of participation in the program at any time. We do not charge you a fee for participating in our Dollar Cost Averaging program.

Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle. This effect occurs from investing over a period of time instead of investing only on one day. Your average cost of purchasing Accumulation Units in the Separate Account Funds is reduced to less than the average value of the Units on the same purchase dates, because you are credited with more Units when the Unit values are lower than when Unit values are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

Policy Lapse and Reinstatement

If our deduction of monthly charges when due would result in your Account Value, minus any outstanding Policy Loans, being less than zero, a 61-day "grace period" will begin. The Policy will remain in effect during the grace period. If the insured person dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction and other amounts such as unpaid policy loans and interest.

We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If we do not receive payment in our Processing Office prior to the expiration of the grace period, the Policy will lapse and have no value.

You can reinstate a lapsed Policy during the insured person's lifetime if all of the following are satisfied:

(a)  The Policy lapsed because the grace period ended without the required payment having been made.

(b)  The Policy is reinstated within three years of the end of the grace period.

(c)  The Policy has not been surrendered.

(d)  We receive from you evidence that the insured person is insurable by our standards.

(e)  You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months (and at least three months, for policies issued on or after January 1, 2009).

(f)  You pay any charges not paid during the grace period.

(g)  We approve the reinstatement in accordance with our established guidelines for reinstatement.

Reinstatement of a lapsed Policy will become effective on the date we approve it. We base cost of insurance charges subsequent to a reinstatement upon the insured person's premium class as of the reinstatement rather than his or her premium class when we initially issued the Policy.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Value allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and qualified retirement plans and do not offer shares for sale to the general public. Mutual of America Investment Corporation sells its shares only to the separate accounts of Mutual of America Life Insurance Company and to American Separate Account No. 2 and No. 3.

You will find more detailed information about the Underlying Funds in their current summary prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500® Index).* The Fund invests primarily in common stocks that are included in the S&P 500® Index to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund attempts to be fully invested at all times.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. At least 85% of the Fund's total assets are invested in equity securities under normal market conditions and at least 80% of the Fund's total assets are invested in small cap value stocks.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-size market capitalizations believed to possess above-average growth potential. At least 85% of the Fund's total assets are invested in equity securities under normal market conditions and at least 80% of the Fund's total assets are invested in small cap growth stocks.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. At least 85% of the Fund's total assets are invested in equity securities under normal market conditions and at least 80% of the Fund's total assets are invested in mid cap value stocks.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index*. The Fund invests primarily in the 400 common stocks that are included in the S&P MidCap 400® Index to replicate, to the extent practicable, investment results that correspond to the performance of the S&P MidCap 400® Index. The Fund attempts to be fully invested at all times.

*  "Standard & Poor's®," "S&P®," "S&P 500®", "S&P SmallCap 600®" and "S&P MidCap 400" are trademarks of Standard & Poor's Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund, Small-Cap Equity Index Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in investment grade debt securities and money market instruments.

International Fund of the Investment Company

The International Fund seeks capital appreciation, by investing directly and/or indirectly in stocks of companies located outside of the United States that reflect or are contained in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (MSCI EAFE Index**). At least 85% of the International Fund's total assets are invested in equity securities (including exchange-traded fund securities) under normal market conditions and at least 80% of the Fund's total assets are invested, directly or indirectly, in stocks of foreign companies represented in the MSCI EAFE Index through purchases of such stocks, iShares, Vanguard exchange traded funds**, or equivalent securities designed to track or reflect the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

Money Market Fund of the Investment Company

The Money Market Fund seeks current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments by the Separate Account in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the separate account, the Investment Company, its Adviser and distributor are taken into account. You can lose money invested in the Money Market Fund. In 2012, 2011, 2010 and 2009, the Money Market Fund had negative returns for periods of time. The Fund does not maintain a stable net asset value. The Fund's net asset value will generally rise during the year as the Fund earns income, before dividends are paid. The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of December each year.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund seeks current income, with a secondary objective of preservation of capital. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities with ratings that range from AAA to BBB at the time of purchase. The average maturity of the Fund's securities will be between three and seven years.

Bond Fund of the Investment Company

The Bond Fund seeks current income, with a secondary objective of preservation of capital.. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities with ratings that range from AAA to BBB at the time of purchase. The average maturity for the Fund will be longer than the average maturity of the debt securities held by the Mid-Term Bond Fund.

**  MSCI EAFE Index is a service mark of MSCI. MSCI does not sponsor, issue, sell or promote iShares Funds or other ETFs which are based on the MSCI EAFE Index and MSCI makes no representations regarding the advisability of investing in shares of such Funds. Vanguard ETF Shares are an exchange traded class of shares issued by certain Vanguard mutual funds. The Vanguard Group, Inc. is the investment adviser and does not make any representation regarding the advisability of investing in the International Fund.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, and 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 5% in the Small Cap Growth Fund and 5% in the Small Cap Value Fund, and 25% of net assets in the Bond Fund.

Fidelity VIP Equity-Income Portfolio

The Fidelity Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500® Index. The Portfolio normally invests at least 80% of its assets in equity securities and normally invests its assets primarily in income-producing equity securities. The Portfolio may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Asset Manager Portfolio

The Fidelity VIP Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Portfolio's Adviser allocates the Portfolio's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Portfolio may invest in securities of domestic and foreign issuers. The Portfolio may invest in either "growth" stocks or "value" stocks or both.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this Portfolio, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's MidCap 400® Index (S&P MidCap 400®), potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either "growth" stocks or "value" stocks or both, using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Vanguard Variable Insurance Fund Diversified Value Portfolio®

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the adviser to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the adviser, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields. Vanguard is a registered trademark of the Vanguard Group.

Vanguard Variable Insurance Fund International Portfolio®

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisers evaluate foreign markets around the world and choose companies with above-average growth potential. The portfolio uses multiple investment advisors. Vanguard is a registered trademark of The Vanguard Group.

Vanguard Variable Insurance Fund REIT Index Portfolio®

The Vanguard Variable Insurance Fund REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio employs an indexing investment approach designed to track the performance of the MSCI US REIT Index. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. Vanguard is a registered trademark of The Vanguard Group.

American Century VP Capital Appreciation Fund

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized and smaller firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities, options and investment grade debt obligations.

American Funds Insurance Series New World Fund

The American Funds Insurance Series New World Fund seeks long-term capital appreciation. The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds, rated Ba1 or below and BB+ or below, with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as "junk bonds." The fund primarily invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. The investment adviser uses a system of multiple portfolio counselors in managing the fund's assets.

Calvert VP SRI Balanced Portfolio

The Calvert VP SRI Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges.

DWS Capital Growth VIP

The DWS Capital Growth VIP seeks to provide long-term growth of capital. The fund normally invests at least 65% of total assets in equities, mainly common stocks of U.S. companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500® Index (generally 500 of the largest companies in the US) or the Russell 1000® Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios).

Oppenheimer Main Street Fund®/VA

The Oppenheimer Main Street Fund®/VA seeks capital appreciation (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

PIMCO Variable Insurance Trust Real Return Institutional Portfolio

The PIMCO Variable Insurance Trust Real Return Institutional Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated or of comparable quality. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

T. Rowe Price Blue Chip Growth Fund

The T. Rowe Price Blue Chip Growth Fund seeks to provide long-term capital growth. Income is a secondary objective. The Fund invests primarily in the common stocks of large and medium-sized blue chip growth companies. These are firms that the Fund views as well established in their industries and have the potential for above-average earnings growth. In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the fund's management believes will provide an opportunity for substantial appreciation.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the Adviser), an indirect wholly-owned subsidiary of Mutual of America.

Fidelity VIP Funds: The VIP Equity-Income, Asset Manager, Contrafund® and Mid Cap Portfolios receive investment advice from Fidelity Management & Research Company.

Vanguard VIF Portfolios: The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment

Management North America Inc., Baillie Gifford Overseas Limited and M&G Investment Management Limited. The REIT Index Portfolio receives advisory services from The Vanguard Group, Inc.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

American Funds Insurance Series: The New World Fund receives investment advice from Capital Research and Management Company.

Calvert VP SRI Balanced Portfolio: The Portfolio receives investment advice from Calvert Investment Management, Inc. ("Calvert"), which has entered into a subadvisory agreement with New Amsterdam Partners LLC for the equity portion of the Portfolio. Calvert handles the allocation of assets and Portfolio Managers for the Portfolio, and manages the fixed income portion of the Portfolio.

DWS Variable Series I: The DWS Capital Growth VIP receives investment advice from Deutsche Investment Management Americas Inc.

Oppenheimer Main Street Fund®/VA: The Fund receives investment advice from OFI Global Asset Management, Inc., which has entered into a subadvisory agreement with OppenheimerFunds, Inc.

PIMCO Variable Insurance Trust: Real Return Institutional Portfolio receives investment advice from Pacific Investment Management Company LLC ("PIMCO").

T. Rowe Price: Blue Chip Growth Fund receives investment advice from T. Rowe Price Associates, Inc. (T. Rowe Price).

YOUR ACCOUNT VALUE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Values in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Value in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Value. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of a Valuation Day (generally at the close of the New York Stock Exchange on that day). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•  changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•  Separate Account charges under the Policies, with the annual rates calculated as a daily charge. (See "Charges and Deductions You Will Pay".)

Accumulation Unit Values for Transactions

When you allocate premiums to a Separate Account Fund or transfer any Account Value to a Fund, we credit Accumulation Units to your Account Value on the Valuation Day we receive the premiums or a valid transfer request. When you withdraw or transfer any Account Value from a Separate Account Fund, we cancel Accumulation Units from your Account Value on the Valuation Day we receive a valid withdrawal or transfer request.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the premium or a valid request in Complete Order (see "Definitions We Use in this Prospectus" for a definition of Complete Order). As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a Complete Order (generally the close of the New York Stock Exchange on that day).

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period.

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Policies under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act.") The staff of the SEC has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Policies and the General Account, however, generally are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

Amounts that you allocate under the Policy to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations including the payment of claims under our contracts and policies and it is subject to the claims of our creditors. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Policyowners allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Value to the General Account does not entitle you to share in the investment experience of the General Account. You should consider our claims paying ability and financial strength when allocating amounts to the General Account.

We guarantee that we will credit interest for the life of the Policy to Account Values in the General Account at a rate at least equal to the minimum guaranteed rate set forth in your Policy. In our sole discretion, we may credit a higher rate of interest to Account Values in the General Account, although we are not obligated to credit interest in excess of the minimum rate. We compound interest daily on Account Values in the General Account, to produce an effective annual yield that is equal to the interest rate then being credited.

The interest rates may be different for your Account Value in the General Account representing borrowed and unborrowed amounts under your Policy. See "Access to Your Account Value—Policy Loans".

The Appendix to this Prospectus contains additional information about our General Account's operations.

Transfers and Withdrawals

You may transfer any portion of your Account Value to or from the General Account and may withdraw any portion of your Account Value from the General Account, except that you may not withdraw from the General Account the amount of any Policy Loans you have outstanding. See "Your Right to Transfer Among Investment Alternatives" and "Policy Loans" under "Access to Your Account Value" below. We have the right to delay certain transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

ACCESS TO YOUR ACCOUNT VALUE

You may obtain all or part of your Account Value by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. We do not impose any transfer or withdrawal charges. You also may transfer all or any part of your Account Value among the available Investment Alternatives. If the insured person has a terminal illness, you may be eligible to obtain an Accelerated Benefit payment, as described below. Certain of these transactions may have tax consequences, and some transactions may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" below. We will not permit a withdrawal or transfer when required to comply with anti-money laundering laws or regulations.

Surrender Policy

Surrender Proceeds equal your Account Value minus any Policy Loans you have outstanding at the time of surrender and any due and unpaid charges. You may surrender your Policy and obtain the Surrender Proceeds at any time prior to the Maturity Date. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office, and the insured person must be alive on the surrender date. We will calculate the surrender Proceeds as of the Valid Transaction Date of the surrender, and all insurance benefits, and supplemental benefits you have added, under your Policy will then cease.

Partial Withdrawals of Account Value

You may withdraw any portion of your Account Value (before the death of the insured person). A partial withdrawal must be in an amount of at least $500, may not reduce the Account Value to less than $100, and cannot exceed the Account Value minus any Policy Loans.

A partial withdrawal will affect both your Account Value and the amount of your Basic Death Benefit.

•  If you have a Face Amount Plan, we will reduce both your Account Value and your Face Amount by the amount of any withdrawal. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. We will not permit a partial withdrawal that would reduce the Face Amount below the minimum for the Policy.

•  If you have a Face Amount Plus Plan, we will reduce your Account Value by the amount of the withdrawal.

Your Right to Transfer Among Investment Alternatives

You may transfer all or a portion of your Account Value among Funds of the Separate Account, and between the Separate Account and the General Account. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future. See "Where to Contact Us and Give Us Instructions" and "Frequent Purchases and Redemptions of Fund Shares" below.

How to Tell Us an Amount for Transfers or Partial Withdrawals

To tell us the amount of your Account Value to transfer or withdraw, you must specify to us:

•  the dollar amount to be taken from each Investment Alternative,

•  for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•  the percentage of your Account Value in a particular Investment Alternative to be transferred or withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. You should use the form we provide to give us instructions. Your request for a transfer or withdrawal is not binding on us and cannot be effectuated until we receive all information necessary to process your request.

Note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions of Fund Shares".

Policy Loans

You may request a Policy Loan of up to 95% of your Account Value in the General Account (or up to 95% of the cash surrender value of the Policy for policies issued on or after January 1, 2009), minus any existing Policy Loans. An amount no less than the policy loan shall at all times be allocated to the General Account, and this amount cannot be allocated to the Separate Account Investment Alternatives. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest in your favor at a rate equal to:

•  for policies issued prior to January 1, 2009, the interest charged on the Policy Loan minus 2%, but not less than the guaranteed rate of interest. This rate of interest may be lower than the rate credited for amounts held in the General Account that are not collateral for a Policy Loan.

•  for policies issued on or after January 1, 2009, the rate of interest we credit to your Account Value in the General Account.

We will grant you a Policy Loan if you meet all of the following conditions.

•  We receive at our Processing Office your Written Request for a loan.

•  The amount of the requested loan is 95% or less of your Account Value in the General Account (or 95% or less of the cash surrender value of the Policy for policies issued on or after January 1, 2009) minus any existing Policy Loans you have.

•  The amount of the requested loan is at least $500.

•  The sole security for the loan will be the Policy.

•  You have assigned the Policy to us in a form acceptable to us.

•  Your Policy is in effect.

We have the right to defer the granting of any policy loan for 6 months following the receipt of your request.

When you apply for a Policy Loan, you must instruct us from which Separate Account Investment Alternatives amounts are to be transferred to the General Account as needed for collateral. If at any time during the term of a Policy Loan the Policy Loan exceeds 100% of the collateral amount, we will at that time automatically transfer a portion of your Account Value in the Separate Account Investment Alternatives, withdrawing from the Funds in the same order we follow to deduct the $2 monthly charge, to increase the collateral to 100% of the Policy Loan.

The amount held in the General Account as collateral for a loan may earn interest at a rate different and lower than the rates earned by other amounts in the General Account and the interest it earns may be lower than the returns of some or all of the Separate Account Investment Alternatives.

We will designate an interest rate at the time a Policy Loan is granted. The Policy Loan interest rate we declare from time to time will not exceed the higher of the Moody's Corporate Bond Yield Average for the calendar month ending two months before the date on which the rate is determined and:

•  1% above the guaranteed rate of interest credited to Account Values held in the General Account for variable universal life policies, or

•  For Policies issued on or after January 1, 2009, 1% above the current rate of interest credited to Account Values held in the General Account for variable universal life insurance policies.

We will notify you, and any assignee on our records:

•  at the time you take a Policy Loan, of the initial rate of interest on that loan, and

•  at least 28 days before an interest rate increase, of the terms of that increase (or at least 30 days for policies issued on or after January 1, 2009 for any interest rate changes).

Interest on Policy Loans is at an adjustable rate, is declared from time to time and accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month. Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding. We consider each payment we receive from you as a premium payment unless you designate it as a Policy Loan repayment.

If your Policy Loans exceed your Account Value on any Monthly Anniversary Day, the grace period provisions of your Policy will apply. We will notify you of the minimum payment you will have to make to prevent the Policy from lapsing at the end of the grace period. See "How to Purchase a Policy and Pay Premiums—Policy Lapse and Reinstatement". Depending on the percentage of your Account Value that you request as a Policy Loan, by taking a Loan you will increase the possibility of lapsing the Policy and incurring adverse tax consequences. See "Federal Tax Considerations—Tax Treatment of Policy Benefits and Access of Account Value".

We will not terminate your Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, or in other words if the Policy Loans exceed your Account Value only because we increased the interest rate due on Policy Loans. We will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no interest rate change during that Policy Year.

You can repay Policy Loans in part or in full at any time if the insured person is living and your Policy is in effect. If you do not repay a Policy Loan, we will deduct the Policy Loan (which includes unpaid accrued interest) from your Surrender Proceeds (refer to: Surrender of Policy) or from the Death Proceeds we pay to your Beneficiary(ies).

For more information on Policy Loans, see "Charges and Deductions You Will Pay—Policy Loans."

Accelerated Benefit for Terminal Illness

You may be eligible, under the terms of your Policy or a rider to your Policy, to receive a lump-sum Accelerated Benefit, when the insured person is determined to have a terminal illness (a state of health where the insured person's life expectancy is 12 months or less). We will deduct a fee when we pay the Accelerated Benefit. See "Charges and Deductions You Will Pay—Accelerated Benefit Fee".

The amount of the Accelerated Benefit will be up to the lesser of:

•  $200,000, or

•  the present value (discounted for a one-year period) of 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated.

The interest rate we use in discounting the Accelerated Benefit will not be more than the greater of:

•  the current yield on 90-day U.S. treasury bills on the Valid Transaction Date, or

•  the then-current maximum rate of interest on Policy Loans.

For the Accelerated Benefit to be payable, the following requirements must be met.

(a)  We must receive at our Processing Office:

•  the Policy or, if applicable, the Accelerated Benefit rider;

•  your written request for payment of the Accelerated Benefit;

•  the written consent of all irrevocable beneficiaries, if any, under the Policy; and

•  evidence satisfactory to us of the insured person's terminal illness.

(c)  The Policy must be in force on the date of your request and must not have been assigned, other than to us as security for a Policy Loan.

(d)  The insured person's terminal illness must not be a consequence of intentionally self-inflicted injuries.

(e)  No previous accelerated benefit has been paid under the Policy.

(f)  The $250 accelerated death benefit fee is paid.

If the insured person dies before we pay a requested Accelerated Benefit, we will instead pay the Death Proceeds to the Beneficiary in accordance with the Policy.

The required evidence of terminal illness may include, but is not limited to:

(a)  a certification of state of health by a licensed physician who:

•  has examined the insured person,

•  is qualified to provide that certification, and

•  is neither the Policyowner, the insured person, nor a family member of either; and

(b)  a second opinion or examination by a physician we designate, which will be at our expense.

After we make an Accelerated Benefit payment, your Policy will continue in force, but amounts otherwise payable under the Policy and any riders to it will be reduced.

•  The amounts will decrease by the percentage of the Death Proceeds "accelerated" under the Accelerated Benefit. We calculate the percentage by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date. We reduce the Policy's Face Amount, Account Value, Policy Loans and any Proceeds payable after the Accelerated Benefit payment by that percentage.

•  We will base subsequent premiums and cost of insurance charges under the Policy on the Account Value and Face Amount that are in effect after the payment of the Accelerated Benefit.

Maturity Benefit

The Maturity Date for a Policy occurs when the insured person attains the age of 100. If on the Maturity Date the insured person is living and the Policy is still in effect, the Maturity Proceeds become payable. The Maturity Proceeds are equal to your Account Value, minus any Policy Loans and unpaid monthly deductions. For Policies issued on or after January 1, 2009, the Maturity Proceeds also include the amount of any paid-up additions as well as any dividend accumulations.

We will pay Maturity Proceeds in one lump sum, unless you have selected an optional payment plan for the Proceeds. A lump sum payment will include interest from the Maturity Date to the date of payment. For Policies issued on or after January 1, 2009, Maturity Proceeds are only payable as a lump sum, and only to the beneficiary.

The minimum amount of each payment under any optional payment plan is $50. Once we have begun making payments under any of these optional payment plans, the payment plan may not be changed.

The payment plans available for Maturity Proceeds for policies issued before January 1, 2009, are the same as those available for Death Proceeds. See "Insurance Benefits Upon Death of Insured Person—Payment Options".

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a partial withdrawal, death benefit or surrender and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•  The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the SEC; or

•  The SEC by order permits postponement for the protection of Policyowners; or

•  An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

INSURANCE BENEFITS UPON DEATH OF INSURED PERSON

Death Proceeds

When we receive due proof of the death of the insured person (while the Policy is in effect), the Death Proceeds become payable to the Beneficiary. We calculate the Death Proceeds as of the date of the insured person's death. The Beneficiary(ies) should provide us with written proof of death as soon as is reasonably possible.

The Death Proceeds under a Policy are equal to:

•  the Basic Death Benefit, plus any insurance benefits payable under any riders to the Policy, minus

•  the sum of any Policy Loans and unpaid monthly deductions before the death of the insured person.

Basic Death Benefit

Your Policy has as its Basic Death Benefit plan either a Face Amount Plan or a Face Amount Plus Plan. See "Basic Death Benefit Plan" under "How to Purchase a Policy and Pay Premiums".

The Face Amount Plan provides a fixed death benefit, because the Basic Death Benefit is the Face Amount (unless the Corridor Percentage applies). The Face Amount Plus Plan provides a variable death benefit, because your Account Value, which is a factor in the amount of the death proceeds due, will vary.

Under the Face Amount Plan, the Basic Death Benefit will be the greater of

•  the Policy's Face Amount on the date of the insured person's death, or

•  the Policy's Account Value on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Under the Face Amount Plus Plan, the Basic Death Benefit will be the greater of

•  the Face Amount on the date of the insured person's death plus the Account Value on that date, or

•  the Account Value on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Corridor Percentages

Corridor Percentages are based upon the age of the insured person at the date of death. The purpose of the Corridor Percentages is to ensure that a Policy will qualify as life insurance under the Code, at the time the insured person dies. The Corridor Percentages require us to provide a death benefit that is greater than the Account Value, or in other words to maintain an amount for which we are "at risk", until the insured person reaches age 95. The percentages shown below reflect requirements under the Code, and we reserve the right to change them if the Code is revised.

CORRIDOR PERCENTAGE CHART
Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age		Corridor Percentage
0-40	250%	54	157%	68		117%
41	243	55	150	69		116
42	236	56	146	70		115
43	229	57	142	71		113
44	222	58	138	72		111
45	215	59	134	73		109
46	209	60	130	74		107
47	203	61	128	75	to 90	105
48	197	62	126	91		104
49	191	63	124	92		103
50	185	64	122	93		102
51	178	65	120	94		101
52	171	66	119	95	or older	100
53	164	67	118

Payment Options

We will pay Death Proceeds in one lump sum, unless you selected an optional payment plan for the Proceeds or the Beneficiary selects an optional payment plan. For policies issued prior to January 1, 2009, a lump sum payment will include interest from the date of death to the date of payment, at the rate of interest we are then crediting for amounts under the Interest Payments plan described below.

While the insured person is still alive, you may elect an optional payment plan for all or any part of Death Benefit Proceeds that will become payable under your Policy, and you may modify your selection from time to time. The minimum amount of each payment under any optional payment plan is $50. (For policies issued prior to January 1, 2009, the minimum amount of each payment under any optional payment plan is $100).

If you change a Beneficiary, your previous selection of an optional payment plan will no longer be in effect unless you make a Written Request that it continue. You must send a choice or change of optional payment plan in writing to our Processing Office.

After the insured person has died, if you have not elected an optional payment plan, only the Beneficiary may elect the form of payment for the Death Benefit Proceeds. The Beneficiary may not change the form of payment plan once we have begun making payments.

The selection of a payment option does not impact the cost of insurance.

Note: For Policies issued on or after January 1, 2009, only the Beneficiary may select the payment option.

The optional payment plans available under Policies issued prior to January 1, 2009 are:

Life Payments Plan. We make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person for whom we have been provided written proof of the date of birth. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining guaranteed payments for the minimum period at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We will pay the discounted amount in one lump sum to the payee's estate, unless otherwise provided.

Payments for a Fixed Period Plan. We make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments include interest at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We may credit an effective annual rate of interest which is higher than that minimum rate, and to the extent and for the period we do so, the payments will be greater.

Payments of a Fixed Amount Plan. We make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We credit the unpaid balance with interest at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. The final payment under this option is any balance equal to or less than one fixed amount payment.

Interest Payments. We hold the amount of the Death Proceeds and pay interest to the Beneficiary at a rate not less than the rate guaranteed under the Policy. We may make payments at a higher effective annual rate of interest.

The optional payment plans available under Policies issued on or after January 1, 2009 are:

Non-Refund Life Annuity. We make monthly payments to the Beneficiary during the Beneficiary's lifetime. Upon the Beneficiary's death, no additional benefit shall be paid.

10-Year Period Certain and Continuous Annuity. We make monthly payments to the Beneficiary during the Beneficiary's lifetime, but if the Beneficiary dies before the end of the ten year period (or such other period agreed to by the Company), monthly payments will continue to be paid to the individual or entity designated by the Beneficiary to receive these payments until the end of such period. If the designated individual or entity does not survive the Beneficiary, the commuted value of the remaining monthly payments for the certain period will be paid to the Beneficiary's estate.

Joint and Survivor Life Annuity. We make monthly payments during the Beneficiary's lifetime. Upon the death of the Beneficiary, we pay 66 2/3% of that monthly payment to the joint annuitant designated by the Beneficiary if the joint annuitant survives the Beneficiary. After the death of the Beneficiary and the joint annuitant, no additional benefit shall be paid. There is no guaranteed minimum payment period.

Joint and 66 2/3% Survivor Life Annuity with Ten Year Period Certain. We make monthly payments during the Beneficiary's lifetime. Upon the death of the Beneficiary, we pay 66 2/3% (or such other percentage agreed to by the Company) of that monthly payment to the joint annuitant designated by the Beneficiary if the joint annuitant survives the Beneficiary. If both the Beneficiary and the joint Annuitant die before the end of the ten year period (or such other period agreed to by the Company), payments continue, in the amount of the monthly payment being paid immediately prior to the death of the later to die of the Beneficiary or the joint annuitant, to the individual or entity designated by the Beneficiary to receive these payments until the end of such period. In the event of the simultaneous death of the Beneficiary and joint annuitant, or if it cannot be determined who was the first to die, it shall be assumed that the joint annuitant died before the Beneficiary. If the designated individual or entity does not survive the Beneficiary and the joint annuitant, the commuted value of the remaining monthly payments for the certain period will be paid to the estate of the later to die of the Beneficiary or the joint annuitant.

Full Cash Refund Annuity. We make monthly payments to the Beneficiary, continuing until the Beneficiary's death. Upon the Beneficiary's death, a single sum payment equal to (a) the death benefit under the Policy, less (b) the total of all payments made to the Beneficiary, shall be made to the individual or entity designated by the Beneficiary to receive such payment. If the individual or entity designated by the Beneficiary does not survive the Beneficiary, the single sum payment will be paid to the Beneficiary's estate.

Period Certain without Life Contingency. We make monthly payments for a specified period certain, agreed to by the Company, to the Beneficiary. Upon the Beneficiary's death before the end of the period certain, monthly payments will continue to be paid to the individual or entity designated to receive the payments by the Beneficiary until the end of the period certain. If the designated individual or entity does not survive the Beneficiary, the commuted value of the remaining monthly payments for the certain period will be paid to the Beneficiary's estate.

We will calculate any commuted value on the basis of compound interest at a rate we determine that is consistent with the interest assumption for the annuity rates we used to determine the Annuity Payments.

CHARGES AND DEDUCTIONS YOU WILL PAY

Cost of Insurance Charges

On each Monthly Anniversary Day under a Policy, we deduct charges to compensate us for the life insurance coverage we will be providing in the next month. We deduct this charge from your Account Value in the General Account but if the Account Value in the General Account is insufficient to pay the charges we will look to deduct it from assets in the Separate Account Investment Alternatives in the order described in the Statement of Additional Information under "Additional Information About Charges." We do not prorate between or among funds. We deduct the charges to the extent the account value of the General Account and each Investment Alternative is available. To the extent there is insufficient Account Value to pay all charges in the General Account or any Investment Alternative, the entire Account Value of the insufficient account will be applied to the charges and the unpaid amounts of the charges will then be paid from the next account in order in which you have Account Value, continuing until all charges have been paid. The amount we deduct is equal to:

•  the amount for which we are "at risk", which is the Policy's Basic Death Benefit minus the Account Value as of the Monthly Anniversary Day, divided by $1,000, times

•  the cost per $1,000 of insurance coverage for the insured person, also called the "cost of insurance rate". The rate will be no greater than the guaranteed rates shown in the Policy.

The amount at risk is impacted by the investment performance of the Investment Alternatives you have selected, the premiums you pay and the charges we impose.

Cost of insurance rates will vary according to the insured person's age and premium class, and may vary by gender, meaning whether the insured person is male or female.

•  If your Policy is not in a Payroll Deduction Program, the rates vary according to the insured person's gender.

•  If your Policy is in a Payroll Deduction Program or if applicable state law requires unisex rates for any Policy, cost of insurance rates are unisex, meaning that the same rates apply for male and female insured persons of the same age and rating classification.

Unisex rates are generally more favorable to males than gender based rates, and generally gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies in a Payroll Deduction Program are unisex.

The cost of insurance varies with the net amount at risk and various other factors. The cost per $1,000 of coverage between a Face Amount Plan or a Face Amount Plus Plan does not vary. For example, if the Face Amount is decreased and the Account Value remains the same, the amount at risk decreases and the cost of insurance is reduced. Please refer to "Tables of Charges". We separately calculate cost of insurance for the amount at risk under a Policy's initial Face Amount and for the additional amount at risk under each increase in the Face Amount. For the initial Face Amount, we use the premium class on the Issue Date. For any increase in Face Amount, we use the premium class in effect at the time of that increase. For a decrease in Face Amount, we use the premium class applicable to the portion or portions of the Face Amount that is being decreased. See "Changes in Face Amount" in the Statement of Additional Information.

We determine cost of insurance rates based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We have the right to adjust our cost of insurance rates from time to time. Any adjustments we make will be on a uniform basis. The rates we use will never be greater than the guaranteed cost of insurance rates shown in your Policy Specification Pages.

Annual Separate Account Expenses. Separate Account Expenses include an Expense Risk Fee, a Mortality Fee and an Administrative Charge. For policies issued prior to January 1, 2009, the maximum total Separate Account Expense is 1.50%. For policies issued on or after January 1, 2009, the maximum total Separate Account Expense is 2.00%. Current charges for Annual Separate Account Expenses are 1.20%. For policies issued prior to January 1, 2009, the following maximum amounts apply to the fees comprising the Annual Separate Account Expenses: Expense Risk Fee 0.15%, Mortality Risk Fee 0.70% and Administrative Charge 0.65%. For policies issued on or after January 1, 2009, the maximum fees are: Expense Risk: 0.20%, Mortality Risk: 0.95% and Administrative Charge: 0.85%.

Administrative Charges

We perform administrative functions in connection with the policies, including receiving premiums and applying them to your allocations, processing transactions, reviewing and processing Policy Loan requests, processing policy changes, handling claims, recordkeeping and preparing and filing all reports required of the Separate Account. The expenses we incur for administrative functions include, but are not limited to, items such as state or other tax salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of 0.55%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses as follows:

•  We deduct this charge from your Account Value in the General Account but if the Account Value in the General Account is insufficient to pay the charges we will look to deduct it from assets in the Separate Account Investment Alternatives in the order described in the Statement of Additional Information under "Additional Information About Charges."

We make an additional deduction for administrative expenses, on each Monthly Anniversary Day, from your Account Value. The current charge is $2.00 per month (up to a maximum of $10.00 per month), except that we will reduce the charge to 1/12 of 1% if your Account Value for the month is less than $2,400, and we waive the charge if your Account Value is under $300. We deduct the administrative expense charge from your Account Value in the same manner as described above for cost of insurance charges.

We reserve the right to increase our administrative charges if the revenues from these charges are insufficient to cover our costs of administering the Policies, subject to any applicable maximum charges.

Mortality and Expense Risk Fees

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for mortality and expense risks we assume under the Policies. The mortality risk fee, at an annual rate of 0.50%, compensates us for assuming the risk that insured persons may live for a shorter period of time than we estimated. We reserve the right to increase our mortality risk fee up to a maximum of 0.70%, (0.95% for policies issued on or after 1/1/09) if the revenue from the current charge is insufficient to cover our customers' mortality experience.

The expense risk fee, at an annual rate of 0.15%, compensates us for the risk that our expenses in administering the Policies will be greater than we estimated. We reserve the right to increase our expense risk fee for policies issued after January 1, 2009 up to a maximum of 0.20%.

We will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.

Separate Account Charge Reduction—Reimbursement from American Century, T. Rowe Price, PIMCO and Fidelity

We receive reimbursements for administrative expenses and certain services from the investment advisers to certain of the Underlying Funds. We do not keep any of the reimbursements we receive and we apply all of such reimbursements, to the extent received by us, to reduce the Separate Account Charge applicable to assets invested in those separate account investment alternatives. We currently receive the following reimbursements:

•  the investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses;

•  the investment adviser and distributor for the PIMCO Variable Insurance Trust Real Return Institutional Portfolio reimburses us at an annual rate of 0.25% for certain services we provide;

•  the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of 0.10% for certain services we provide; and

•  the investment adviser for the T. Rowe Price Blue Chip Growth Fund reimburses us at an annual rate of 0.15% for administrative services we provide, or at an annual rate of 0.25% if the aggregate dollar value of the shares of that fund held in Mutual of America separate accounts exceed $250,000,000 at all times during a month. Mutual of America will apply the amount of the T. Rowe Price reimbursement to reduce Separate Account fees for the contract assets that are invested in the T. Rowe Price Blue Chip Growth Fund after we are notified of, and receive, the reimbursement.

For each Fund of the Separate Account invested in the American Century, T. Rowe Price, PIMCO or Fidelity investment alternatives, the following reductions in the Separate Account Charge apply:

Standard Separate Account Fees:

•  Standard Charge: 1.20%

•  Charge for assets invested in Fidelity Funds: 1.10%

•  Charge for assets invested in PIMCO Portfolio: 0.95%

•  Charge for assets invested in T. Rowe Price Fund: 1.05% (or 0.95%, if Mutual of America separate account assets in the Fund exceed $250,000,000 at all times during a month and we have been notified of, and received, the increased reimbursement)

•  Charge for assets invested in American Century Fund: 0.95%

Supplemental Insurance Benefits Fee

We deduct the cost of any supplemental benefits you may have from your Account Value on each Monthly Anniversary Day. The current monthly cost per $1,000 of coverage for the accidental death benefit rider is $.10. The total monthly cost per $1,000 of coverage for all covered children under a children's term rider currently is $.60. The maximum insurance coverage per child currently is $5,000. See "How to Purchase a Policy and Pay Premiums—Supplemental Insurance Benefits".

Accelerated Benefit Fee

We deduct a one-time administrative fee from the Accelerated Benefit when we pay the Accelerated Benefit. The amount of the Accelerated Benefit fee is $250 (or a lesser amount when required by your state). See "Access to Your Account Value—Accelerated Benefit for Terminal Illness".

Policy Loan Charges

For more information on Policy Loans, including limitations, terms and procedures, see "Access to Your Account Value—Policy Loans." If you have a Policy Loan, an amount no less than the policy loan shall at all times be allocated to the General Account, and this amount cannot be allocated to the Separate Account Investment Alternatives.

You will pay interest on the Policy Loan, at the initial rate we designate at the time the loan is granted. You will receive at least 28 days advance notice of any increase in the interest rate for Policies issued prior to January 1, 2009. You will receive 30 days advance notice of any change in the interest rate for Policies issued on or after

January 1, 2009. The amount we hold in the General Account as collateral for your Policy Loan will accrue interest in your favor at a rate equal to:

•  for policies issued prior to January 1, 2009, the interest charged on the Policy Loan minus 2%, but not less than the guaranteed rate of interest. This rate of interest may be lower than the rate credited for amounts held in the General Account that are not collateral for a Policy Loan.

•  for policies issued on or after January 1, 2009, the rate of interest we credit to your Account Value in the General Account.

Interest earned on the amount in the General Account is not applied as an offset to interest accrued on the Policy Loan; they are separate and independent from each other.

The Policy Loan interest rate we declare from time to time will not exceed the higher of the Moody's Corporate Bond Yield Average and:

•  1% above the guaranteed rate of interest credited to Account Values held in the General Account for variable universal life policies, or

•  For policies issued on or after January 1, 2009, 1% above the current rate of interest credited to Account Values in the General Account for variable universal life policies.

When you apply for a Policy Loan, you must instruct us from which Separate Account Investment Alternatives amounts are to be transferred to the General Account as needed for collateral. If at any time during the term of a Policy Loan the Policy Loan exceeds 100% of the collateral amount, we will at that time automatically transfer a portion of your Account Value in the Separate Account Investment Alternatives, withdrawing from the Funds in the same order we follow to deduct the $2 monthly charge, to increase the collateral to 100% of the Policy Loan.

Interest on Policy Loans is at an adjustable rate, is declared from time to time and accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month.

Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding. We consider each payment we receive from you as a premium payment unless you designate it as a Policy Loan repayment.

Premium and Other Taxes

We currently do not deduct state premium taxes from your premium payments. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Separate Account Funds. State premium taxes vary and currently are up to 3.5%. See "Federal Tax Considerations".

For policies issued on or after January 1, 2009, the Total Separate Account Annual Expenses are subject to a maximum of 2.00%. For policies issued prior to January 1, 2009, the Total Expense Separate Account Annual Expenses are subject to a maximum of 1.50%.

Changes in Policy Cost Factors

From time to time we may make adjustments in policy cost factors, which include interest credited on amounts in our General Account, cost of insurance deductions and administrative charges. We base adjustments upon changes in our expectations for our investment earnings, mortality of insured persons, persistency (how long Policies stay in effect), expenses, and taxes. We make any adjustments "by class", meaning that all Policies within the same class will have the same adjustment.

We determine changes in policy cost factors for a Policy in accordance with procedures and standards of the insurance regulator of the jurisdiction in which we delivered the Policy. We review policy cost factors for in-force Policies once every five Policy Years, or whenever we change the premiums or factors for comparable new Policies. We will never make a change in the guaranteed cost of insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy that would be unfavorable to you.

Fees and Expenses of Underlying Funds

Each Separate Account Fund purchases shares of an Underlying Fund at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are distributed with this Prospectus.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Contacting Mutual of America

You must send in writing all notices, requests and elections required or permitted under the Policies, except that you may give certain instructions by telephone, as described below.

You can obtain the address for your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our website at www.mutualofamerica.com, and you can check for the appropriate processing office by calling our toll-free number.

Requests by Telephone

You may make requests by telephone for transfers of Account Value among Investment Alternatives except for transfers into the Investment Company International Fund, the American Funds Insurance Series New World Fund, and the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund") (together, these funds may be referred to as the "International Funds"), or to change the Investment Alternatives to which we will allocate your future Premiums. On any Valuation Day, we will consider requests by telephone that we receive prior to 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive at or after 4 p.m. Eastern Time (or the Exchange close) as received the next Valuation Day.

You must use a Personal Indentifcation Number (PIN) to make telephone requests. We automatically send a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you should call our toll free number.

We reserve the right to suspend or terminate at any time the right of Policyowners to request transfers or reallocations by telephone. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Policyowner to a third party. Telephone transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

The company's failure to follow reasonable procedures may result in liability for any losses due to any unauthorized or fraudulent telephone transfers.

We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To confirm that instructions communicated by telephone are genuine we will ask for personally identifying information to confirm your identity, record all telephone transactions and provide confirmation of transactions, in writing.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Policies is to assist with the achievement of long-term financial goals. Our Policies are not intended to provide Policyowners with a means to engage in market timing through frequent transfers of their Account Values in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund's policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Policyowners could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Policyowners, thereby compromising our ability to carry out purchase and redemption orders of many of our Policyowners.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the International Funds can only be effected by mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into any of the International Funds and for revocations of such transfer requests. You must send in writing, by United States Postal Service ("U.S.P.S.") regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Value to any of the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the International Funds which are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the International Funds either in writing or by calling our toll-free number.

We reserve the right to modify or terminate the administrative rule for transfers to the International Funds and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Policyowners who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Values in any of Separate Account Funds offered under our Policies.

We work with the Underlying Funds to discourage Policyowners from engaging in excessive frequent transfers that could harm any Fund's investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds' procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition we may be required to disclose information on Policyowner transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Policyowners under the Policies into a net purchase or redemption for shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund's investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Policyowners, which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Policyowners. In this regard, we can review individual purchase and redemption requests by

Policyowners. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Policyowners, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Policyowners engaging in market timing. We will take the following actions in the following order:

•  contact the Policyowner and remind them that the Policies are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•  if this activity does not cease, suspend the Policyowner's 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the "Regular U.S. Mail Rule");

•  then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Policyowners, individually and in the aggregate, engaging in such frequent transfer activity. The Policies seek to provide a high degree flexibility to Policyowners in managing their long-term retirement savings and other benefits and to this end do not have "front end" charges on contributions or transfers, or "back end" surrender or redemption charges on transfers or withdrawals. The Policies permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Policyowners which arise out of the state law affecting a contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Policyowners. There can be no assurance that frequent transfers in the Separate Account Funds will not occur. As a result of the limitations, restrictions and judgments described in this paragraph, it is possible that some Policyowners may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other Policyowners in the Separate Account.

Where You Should Direct Requests

You may request allocation changes or transfers of Account Value (except for transfers to any of the International Funds) by calling 1-800-468-3785 or by writing to our Financial Transaction Processing Center. You may not use the telephone or any means other than U.S.P.S. regular mail as specified above, for transfers into any of the International Funds or for revocations of such transfer requests. You must send requests for transfers into any of the International Funds or revocations of orders for such transfers, in writing, by regular mail, to our Financial Transaction Processing Center. For withdrawals and Policy Loans, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you must make a withdrawal or loan request by calling our Individual Support Department at 1-888-844-5516 or by writing to our home office in New York City, Attention Individual Support Department.

The address for our Financial Transaction Processing Center is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

You should use our forms to submit written requests to us; incomplete, unclear or unsigned forms will be returned without action.

ABOUT MUTUAL OF AMERICA AND OUR SEPARATE ACCOUNT NO. 3

Mutual of America

We are obligated to pay all amounts required on the part of the insurer under the Policies. We are a mutual life insurance company organized under the laws of the state of New York and we are authorized to transact our business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a non-profit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978, we reorganized as a mutual life insurance company, and now serve for-profit organizations, not-for-profit organizations, employees and individuals.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations and their employees and individuals including variable accumulation annuity contracts and variable life insurance policies. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2012, we had total assets, on a consolidated basis, of approximately $14.7 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

The Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on June 25, 1998. The Separate Account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the 1940 Act. The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.

The assets of the Separate Account are our property. The Separate Account assets attributable to Policyowners' Account Values and any other policies funded through the Separate Account cannot be charged with liabilities from other business that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Financial Services of the State of New York, and by the insurance regulatory authority of each state in which we are licensed to do business.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Policies. We are responsible for the payment of all such benefits.

FEDERAL TAX CONSIDERATIONS

For federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice

The description below of the current federal tax status and consequences for Policyowners does not cover every possible situation and is for information purposes only. Tax provisions and regulations may change at any time. The discussion below of federal tax considerations is based upon our understanding of current federal income tax laws as they are currently interpreted and is not intended as tax advice. We do not make any guarantee regarding the tax status of any Policy or any transaction involving a Policy.

Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to state and local taxes, which may not correspond to the federal tax provisions. For these reasons, you should consult a qualified tax adviser for detailed information and advice regarding the tax consequences to you of purchasing a Policy or of effecting any transaction under a Policy.

Tax Status of the Policies

Section 7702 of the Code defines "insurance contract" for federal income tax purposes. The Secretary of the Treasury (the Treasury) is authorized to formulate regulations that implement Section 7702. The Treasury has issued certain final regulations and other interim guidance. The Treasury has also issued but it has not adopted proposed regulations. Accordingly, guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

We believe that a Policy issued on the basis of a standard premium class should meet the Section 7702 definition of a life insurance contract. Our interpretation is based primarily on IRS Notice 88-128, IRS Notice 2006-95 and the proposed mortality charge regulations under Section 7702 issued on July 3, 1991.

For a Policy issued on a substandard basis (in other words, the insured person's premium class indicates a higher than standard mortality risk), there is less guidance as to whether the Policy would meet the Section 7702 definition of life insurance contract. Particularly if the Policyowner pays the full amount of premiums permitted under the Policy, there may be a question as to whether the Policy is a life insurance policy.

If it is subsequently determined that a Policy we have issued does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For this purpose, we reserve the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the Separate Account's investments be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. We believe that the Separate Account meets the diversification requirement, and we will monitor continued compliance with the requirement.

The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate Account. If the Treasury provides additional guidance on this issue, the Policy may need to be modified to comply with that guidance. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits and Access of Account Value

In General. Proceeds and Account Value increases should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. You will not be considered to have received the Account Value, including investment earnings and interest earned, until there is a distribution of Account Value.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract, discussed below. Depending on the circumstances, the exchange of a Policy, a change in the Policy's Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, the payment of an Accelerated Benefit or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

When you receive a distribution under the Policy, an important factor in determining whether all or any portion of the distribution is taxable to you is your investment in the Policy. Your investment in the Policy generally is the amount of premiums or other consideration you have paid for the Policy which you have not previously withdrawn.

Death Benefits. The death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

Surrender or Lapse of Policy; Maturity Proceeds. Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount you receive plus the amount of your outstanding Policy Loans exceeds your total investment in the Policy, the excess will be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

Distributions from a Policy that is Not a Modified Endowment Contract. The general rule is that a distribution from a Policy that is not a Modified Endowment Contract is tax-free to you up to the amount of your investment in the Policy. Any distribution or portion of a distribution that exceeds the investment in the Policy is taxable income to you. In effect, all distributions are treated as first a return to you of your investment in the Policy, prior to the return to you of interest and earnings on your Account Value.

An exception to this general rule applies if:

•  the Policy's death benefit decreases, or any other change occurs that reduces benefits under the Policy, during the first 15 years after the Policy was issued, and

•  the decrease or change results in a cash distribution to the Policyowner in order for the Policy to continue to comply with the limits defined in Section 7702.

In such a case, the cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

Characterization as a Modified Endowment Contract. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. A Policy is considered to be a Modified Endowment Contract if it fails the "seven-pay test" described below. A Policy that fails the test is treated in effect as an investment contract rather than a life insurance policy when loans or withdrawals are made from the Policy. See "Distributions from a Policy that is a Modified Endowment Contract" below.

The seven-pay test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) is greater than the cumulative amount of seven-pay premiums that would have been paid on or before that time. "Seven-pay premiums" are the seven level annual premiums that would be payable if the Policy provided for paid-up future benefits after the payment of those premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Value at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy's payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

If a premium is credited to your Policy that would cause the Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium, the Policy will become a Modified Endowment Contract. Our notification will provide you with instructions and the time requirements for making the request.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

Distributions from a Policy that is a Modified Endowment Contract. A Policy classified as Modified Endowment Contract is subject to the tax rules below. In effect, all distributions are treated as first a return to you of interest and earnings on your Account Value, prior to the return to you of your investment in the Policy.

1)  All distributions you receive under the Policy, including Surrender Proceeds, partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as taxable ordinary income to you, in an amount up to:

•  your Account Value immediately before the distribution, minus

•  your investment in the Policy at that time.

2)  Second, any loans you take from or secured by the Policy are treated as distributions and are taxed as described in 1) above, and past due loan interest that is added to the loan amount is treated as a loan.

3)  A 10 percent additional income tax is imposed on the portion of any distribution that is included in your taxable income in accordance with 1) above, unless the distribution or loan

•  is made when you are age 59 1/2 or older,

•  is attributable to you becoming disabled, or

•  is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary.

All Modified Endowment Contracts that we issue (or any former affiliates had issued) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner's gross income under Section 72(e) of the Code.

Policy Loan Interest

If you are an individual, you may not deduct personal interest paid on any loan under a Policy, in most circumstances. Interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is a key employee, as defined in Section 264 of the Code may be tax deductible to the extent the aggregate amount of the loans under Policies covering that individual exceeds $50,000, subject to certain restrictions under Section 264 of the Code.

Estate Taxes

The Death Proceeds payable under the Policy are includable in the insured person's gross estate for federal estate tax purposes if the Death Proceeds are paid:

•  to the insured person's estate, or

•  to a Beneficiary other than the estate and the insured person either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

Death Proceeds paid to a surviving spouse as Beneficiary are not includable in your federal gross estate because of a 100% estate tax marital deduction. In addition, Death Proceeds paid to a tax-exempt charity may not be taxable in your estate because of the allowance of an estate tax charitable deduction. When Death Proceeds are paid to other beneficiaries, whether or not any federal estate tax is payable on that amount depends on a variety of factors, including the size of the gross estate.

If you are not the insured person, and your death occurs before the death of the insured person, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in your gross estate for federal estate tax purposes.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Policyowners. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund. If permitted under federal securities laws, we may instead vote the shares of the Underlying Funds held by our Separate Account in our own discretion.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Value in the same proportion as we vote shares for which we have received voting instructions from Policyowners. We will determine the number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions as of the same record date used by the Underlying Fund. Each Policyowner who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the structure and operation of the Separate Account Funds at our discretion and without your prior consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners. In making changes, we will comply with applicable law and will obtain the approval of Policyowners, if required.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after obtaining any approval that may be required by law or regulation.

We also may:

•  create new investment funds of the Separate Account at any time;

•  to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Policies belong from one investment fund of the Separate Account to another investment fund;

•  create additional separate accounts or combine any two or more accounts including the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Policies belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•  operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•  deregister the Separate Account under the 1940 Act; and

•  operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

We may modify the provisions of the contracts to reflect changes to the investment funds and the Separate Account and to comply with applicable law. We will not make any changes without any regulatory approval that may be required and, if we make any such changes, we will provide you with written notice as may be required under applicable law or regulation.

ADMINISTRATIVE MATTERS

Notices, Confirmation Statements and Reports to Policyowners

Approximately 20 days before a scheduled premium, we will send you a notice of the amount of that scheduled premium, except that we will not send notices for scheduled premiums payable under a Payroll Deduction Program or if you have authorized withdrawals from your bank or other account to pay scheduled premiums.

Within 30 days after each calendar quarter, we will send you a statement showing your Account Value, premiums received, charges incurred and information concerning any Policy Loans as of the end of the quarter. We will send you a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units and for any change in allocation instructions. If your Policy has a Payroll Deduction Rider, however, your quarterly statement, which we will send within five business days of quarter-end, will serve as the confirmation statement for your purchase transactions. You must notify us of any error in a statement within 30 days after the date we processed the allocation change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

We also will send to you annual and semi-annual reports for each Underlying Fund, which will include financial statements.

Miscellaneous Policy Provisions

Limit on Right to Contest. We will not contest the insurance coverage under a Policy after it has been in force:

(a)  for two years from the Issue Date with respect to the initial amount of insurance coverage;

(b)  for two years from the effective date of an increase in the amount of insurance requiring evidence of insurability; and

(c)  for two years from the effective date of the reinstatement with respect to any amount of insurance that was reinstated.

If we contest a Face Amount increase or a reinstatement, the contest will be based only on the application for that increase or reinstatement.

Suicide Exclusion. If the insured person commits suicide within two years from the Issue Date or within such other period specified under applicable state law, we will not pay the Death Proceeds that would otherwise be payable under a Policy. We will pay no more than (a) the sum of the Account Value and any insurance charges; minus (b) the sum of any Policy Loans. If there was an increase in the Basic Death Benefit for which we had the right to require (or did require) evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured person commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.

Misrepresentation or Misstatement of Age or Sex. If a misrepresentation is made on the application for your Policy or if the age or sex of the insured person is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured person will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

Assignment. You must notify us in writing if you assign your Policy. No assignment will be binding on us until we receive and record it at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.

Participation in Divisible Surplus. We are a mutual life insurance company and consequently have no stockholders. Policyowners share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Policies in the future. The determination of divisible surplus is within the sole discretion of our Board of Directors. No dividends are anticipated under the Policies.

OTHER INFORMATION

Legal Proceedings

From time to time we may engage in litigation. In our judgment, our current litigation is not of material importance in relation to our total assets. The Separate Account is not a party to any pending legal proceedings.

Financial Statements

Financial Statements for Mutual of America and its Separate Account No. 3 are in our SAI. You may refer to the last page of this prospectus for information on how to request the SAI.

DEFINITIONS WE USE IN THIS PROSPECTUS

Accelerated Benefit—The portion of the Death Proceeds payable before the death of the insured person when the insured person is determined to have a terminal illness and is expected to live for 12 months or less.

Account Value—The value of a Policyowner's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Policyowner. As used in this Prospectus, the term "Account Value" may mean all or any part of your total Account Value.

Accumulation Unit—A measure we use to calculate the value of a Policyowner's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Basic Death Benefit—The primary component of the Death Proceeds payable upon the death of the insured person when the Policy is in effect. The Basic Death Benefit is the greater of:

•  the Face Amount under a Face Amount Plan, or the Face Amount plus the Account Value under a Face Amount Plus Plan (you select the type of Basic Death Benefit Plan in your application for the Policy), and

•  the Account Value times the applicable Corridor Percentage.

Beneficiary—The person(s) you designate in your application or in a change of beneficiary form filed with us to receive the Death Proceeds payable upon the death of the insured person.

Business Day—Any day the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

Code—The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Complete Order—An order is considered to be complete when all of the requirements for the completion of a transaction have been met to the satisfaction of the Company. This includes receipt by the Company of all information, remittances and Notices necessary to process the given transaction.

Corridor Percentage—A percentage established under the Code, based on the insured person's age. The Corridor Percentage is multiplied by your Account Value to establish the minimum death benefit amount required for the Policy to be treated as life insurance under the Code.

Death Proceeds—An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Face Amount—The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy.

Fidelity VIP Funds—The Equity-Income, Asset Manager, Contrafund® and Mid Cap Portfolios of Fidelity® Investments Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests.

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a rate that we change from time to time.

Insured person—The person on whose life a Policy is issued, or in other words the person whose death will trigger payment of a death benefit under your Policy.

Insured person's age—The insured person's age as of his or her last birthday preceding the Policy Date. The insured person's "attained age" at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.

International Funds—The Investment Company International Fund, American Funds Insurance Series New World Fund and Vanguard Variable Insurance Fund International Portfolio.

Investment Alternatives (or Investment Funds)—Our General Account and the Funds of the Separate Account. You may allocate your premiums and transfer your Account Value among the Investment Alternatives.

Investment Company—Mutual of America Investment Corporation.

Issue Date—The date as of which we issued a Policy to you, as shown on the Policy Specification Pages of your Policy.

Maturity Date—The Policy Anniversary on which the insured person's attained age equals 100.

Maturity Proceeds—Amount payable on the Maturity Date, equal to the Account Value minus any Policy Loans and unpaid monthly deductions.

Monthly Anniversary Day—The same day each month as the day on which the Policy Date occurred.

Payroll Deduction Program—A program established by an employer under which it agrees with its participating employees to deduct on each pay date from the employees' salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

Payroll Deduction Rider—A rider to a Policy issued under a Payroll Deduction Program. If required by your State, we will incorporate the provisions regarding Payroll Deduction into your Policy in lieu of issuing a rider.

Policy Anniversary—The day each calendar year which is the anniversary of the Policy Date.

Policy Date—The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

Policy Loan—The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

Policy Month—The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

Policyowner—The person designated on the Policy Specification Pages of your Policy as the owner.

Policy Year—The twelve-month period beginning on (a) the Policy Date, or (b) each Policy Anniversary.

Premium class—The mortality risk class of the insured person that we used in setting rates for cost of insurance charges.

Proceeds—The amount we will pay upon (a) surrender of the Policy, (b) the death of the insured person or (c) the Maturity Date, which amount will vary depending on the type of Proceeds being paid.

Processing Office—The office of Mutual of America, or any other location we may announce by advance written notice to Policyowners, a field office we have designated, our toll-free telephone facility or our Financial Transaction Processing Center, depending on the transaction requested.

Scheduled premiums—Premiums in the amount and at the intervals specified in your Policy.

Separate Account—Mutual of America Separate Account No. 3, a separate account of Mutual of America maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See definition of "Fund," above

Surrender Proceeds—Amount payable upon surrender of a Policy, equal to the Account Value minus any Policy Loans outstanding at the time of surrender.

Underlying Funds—The funds or portfolios that are invested in by the Separate Account Funds.

Unscheduled premiums—Premiums other than scheduled premiums that you are permitted to pay under your Policy.

Valid Transaction Date—The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the requested transaction. If requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

We, us, our, Mutual of America—Refer to Mutual of America Life Insurance Company.

Written Request—A written request on an administrative form provided by us or in a form otherwise acceptable to us.

You, your—Refer to a Policyowner.

APPENDIX

GENERAL ACCOUNT OPERATIONS

This Appendix provides more information about our General Account's operations and the risks of allocating Account Value, including premiums, to the General Account compared to allocating Account Value, including premiums, to the Separate Account. Account Values held in our General Account may pose different risks to Policyowners than Account Values supported by assets of our Separate Account.

When a Policyowner allocates Account Value to our General Account, the amounts are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of our General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts, variable accumulation annuity contracts and variable universal life policies (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Policyowners.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Policies held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Policies and upon their termination. Members of our senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•  Reasonable classifications of different types of policies.

•  Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•  The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combination with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to our policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•  The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market conditions.

•  Compliance with applicable statutory and regulatory requirements.

•  Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of policies without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. While we reserve the right to change this credited rate at any time, we generally will not change this rate more frequently than once every three months (in other words, quarterly).

The credited interest rate may not be less than the minimum annual yield, if any, as stated in your Policy. If we declare a credited interest rate higher than the minimum rate, if any, set forth in your Policy, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) are guaranteed by us and are payable in full upon a Policyowner's request for transfer, payment or withdrawal of Account Value or Policy discontinuance, subject to the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans. The credited interest rate applicable to amounts in our General Account is indicated in Policyowners' quarterly statements.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Values maintained by Policyowners in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Policies, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change administrative charges. We also reserve the right to change the services we make available to Policyowners. We will provide written notices to Policyowners when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Policyowner's quarterly statements reflect direct deductions from the Policyowner's Account Value in the Separate Account or General Account.

In general and to the extent ERISA applies to the payroll deduction program established by Policyowner's employers for the purchase of Policies, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to policyowners. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan's policyowners and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account policies that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account policies that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to policyowners as ERISA regulation. In addition, our General Account policies often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

You May Obtain More Information

Statement of Additional Information. We have filed with the Securities and Exchange Commission a Registration Statement that includes this Prospectus, a Statement of Additional Information, and exhibits. The Statement of Additional Information, dated the same date as this Prospectus (the SAI), contains further information about Separate Account No. 3, Mutual of America and the Policies described in the Prospectus, and we incorporate the SAI by reference into this Prospectus. You may obtain a copy of the SAI from us free of charge at your request.

Illustrations. You may request personalized illustrations from us, at no charge. These illustrations will show death benefits and account balances based on cost of insurance charges that you currently would pay if you purchase a Policy.

How to obtain the SAI from us. To request a Statement of Additional Information, you may call us at 1-800-468-3785 or write to us at: Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

How to obtain the SAI and other information from the SEC. Information about Mutual of America Separate Account No. 3, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. You can also call the SEC at 1-202-551-8090 for information on the operation of the SEC's public reference room.

Where to direct Questions. If you have questions about the Policies or want to request other information about the Policies, you should contact your representative at Mutual of America. You can check for the address and telephone number of the Regional Office that provides services for your Policy by calling 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

Investment Company Act of 1940 File No. 811-8368

PRIVACY NOTICE

We are providing this Privacy Notice on behalf of Mutual of America Life Insurance Company and its Separate Accounts. By law, we have the right to modify this policy at any time, but if we do change it, we will notify you in advance. Under applicable laws and regulations, we are required to send you our Privacy Notice annually.

Information Collection

•  We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

•  We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products and services, and from your transactions with us. If we need additional information, we may obtain it from other parties including employers, adult family members, other insurers, consumer reporting agencies and medical care providers.

Information Protection

•  To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

•  All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

•  Our strict policies for protecting personal information apply to current and former customers.

•  Our Website Privacy Policy can be found on the Internet at mutualofamerica.com.

•  We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

Information Disclosure

•  We will not sell your personal information to anyone.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests. In addition, if you are a participant under one of our group annuity contracts through your employer or former employer pension or retirement savings plan, we may disclose your personal information to other entities that have been authorized by the employer or plan administrator to receive such information in order to carry out administrative tasks under the plan.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose stipulated.

For More Information

If you have any questions about Mutual of America's Privacy Policy, or wish to obtain a copy of your personal information or to inform us of any incorrect information in our records, please contact your Regional Office, or write to the Privacy Officer at Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022-6839.

We may be obligated to provide Contract/Policy owner transaction data to the Underlying Funds, as required by applicable laws and regulations.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

STATEMENT OF ADDITIONAL INFORMATION
FOR
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue,
New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 3

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the Prospectus for the Variable Universal Life Insurance Policies that we offer (the Policies).

You may obtain a copy of the Prospectus, dated May 1, 2013, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus, And You Should Read It In Conjunction With The Prospectus For The Policies.

Dated: May 1, 2013

GENERAL INFORMATION AND HISTORY

We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit as well as not-for-profit organizations.

We provide individual and group life insurance, annuities, and related services for the pension retirement and long range savings needs of organizations and their employees and individuals, including variable accumulation annuity contracts and variable life insurance policies. We also provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of corporate, charitable, religious, educational and government organizations and their employees. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2012, we had total assets, on a consolidated basis, of approximately $14.7 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

PREMIUMS

Scheduled premiums at the time of Policy issuance should be sufficient to pay current cost of insurance charges and other Policy charges, so that the Policy will not lapse. Unscheduled (additional) premiums must be paid when a Policy's Account Value is insufficient to pay the monthly deduction necessary to keep the Policy in force. In this situation, we will send the Policyowner a notice that a premium payment is required

Cost of insurance charges will vary based on whether the Policies are under a payroll deduct program or are individually owned. Cost of insurance charges under Policies issued in connection with a payroll deduct program are based on unisex rates. Cost of insurance charges under Policies not under a payroll deduct program are based on whether the insured is male or female. We will determine cost of insurance charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. Charges under a Policy, other than cost of insurance rates, are shown on the specifications page of each Policy.

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

James J. Roth, Executive Vice President and General Counsel of Mutual of America, has passed upon all matters of applicable state law relating to the Policies, including our right to issue the Policies, and has passed upon certain legal matters relating to Federal securities laws that are applicable to our offering of the Policies.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

LOANS

We do not deduct Policy Loan interest from your Account Value. If you do not pay Policy Loan interest, it is added to, and becomes part of, the Policy Loan. This rate is an adjustable rate we declare from time to time. The Policy Loan rate will not exceed the higher of 1% above the guaranteed rate of interest credited to Account Values held in the General Account for variable universal life insurance Policies, or the Moody's® Corporate Bond rate. For policies issued on or after January 1, 2009, the Policy Loan rate will not exceed the higher of 1% above the current rate of interest credited to Account Values held in the General Account for variable universal life insurance Policies, or the Moody's® Corporate Bond rate.

For Policies issued before January 1, 2009, a new interest rate for Policy Loans will be effective beginning on the next January 1 following a change in the maximum rate.

•  We determine the maximum rate of interest on Policy Loans on each December 1 after the Policy is issued.

•  We may increase the Policy Loan interest rate whenever the maximum interest rate increases by 0.5% or more a year.

•  We will reduce the Policy Loan interest rate whenever the maximum interest rate decreases by 0.5% or more a year.

For Policies issued on or after January 1, 2009, the Policy Loan interest rate will be evaluated at least once a year, but not more frequently than once every three months. If at the time of any evaluation the rate of interest applicable to new Policy Loans is at least .5% greater or lesser than the rate of interest applicable to outstanding Policy Loans, the rate of interest on outstanding Policy Loans will be adjusted to reflect such increase or decrease.

You may request a Policy Loan of up to 95% of your Account Value in the General Account (or up to 95% of the cash surrender value of the Policy for policies issued on or after January 1, 2009), minus any existing Policy Loans. An amount no less than the policy loan shall at all times be allocated to the General Account, and this amount cannot be allocated to the Separate Account Investment Alternatives. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest in your favor at a rate equal to:

•  for policies issued prior to January 1, 2009, the interest charged on the Policy Loan minus 2%, but not less than the guaranteed rate of interest.

•  for policies issued on or after January 1, 2009, the rate of interest we credit to your Account Value in the General Account.

DISTRIBUTION OF THE POLICIES

We offer the Policies continuously without a sales charge through our employees. These employees receive a salary from us and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are our licensed agents and are duly qualified registered representatives of Mutual of America.

Each sales representative will be eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's regional office compared to sales targets we established for the office in that year. Our attainment of overall financial and sales objectives also can affect the payment. Representatives and certain staff from the top five regional offices will receive a trip to a conference site to attend a sales meeting.

Mutual of America is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Policies are sold in the states where their sale is lawful.

The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

ADDITIONAL INFORMATION ABOUT CHARGES

Monthly Deductions. We deduct cost of insurance charges and the monthly maintenance fee from your Account Value in our General Account. If you do not have sufficient Account Value allocated to the General Account, we will deduct the charges from your Account Value allocated to one or more of the Separate Account Funds. We look to the Funds in the following order:

(a)  Investment Company Money Market Fund,

(b)  Investment Company Mid-Term Bond Fund,

(c)  Investment Company Bond Fund,

(d)  Investment Company Composite Fund,

(e)  Fidelity VIP Asset Manager Portfolio,

(f)  Calvert VP SRI Balanced Portfolio,

(g)  Fidelity VIP Equity-Income Portfolio,

(h)  Investment Company All America Fund,

(i)  Investment Company Equity Index Fund,

(j)  Investment Company Mid-Cap Equity Index Fund,

(k)  Fidelity VIP Contrafund® Portfolio,

(l)  DWS Capital Growth VIP,

(m)  American Century VP Capital Appreciation Fund,

(n)  Investment Company Conservative Allocation Fund,

(o)  Investment Company Moderate Allocation Fund,

(p)  Investment Company Aggressive Allocation Fund,

(q)  Investment Company Small Cap Value Fund,

(r)  Investment Company Small Cap Growth Fund,

(s)  Investment Company Mid Cap Value Fund,

(t)  Fidelity VIP Mid Cap Portfolio,

(u)  Oppenheimer Main Street Fund®/VA,

(v)  Vanguard Variable Insurance Fund Diversified Value Portfolio,

(w)  Vanguard Variable Insurance Fund International Portfolio,

(x)  Investment Company International Fund,

(y)  American Funds Insurance Series New World Fund,

(z)  PIMCO Variable Insurance Trust Real Return Institutional Portfolio,

(aa)  T. Rowe Price Blue Chip Growth Fund, and

(bb)  Vanguard Variable Insurance Fund REIT Index Portfolio.

Underwriting Procedures. Cost of insurance charges for the Policies are not the same for all Policyowners because, under the principle of pooling and distribution of mortality risks, each Policyowner pays a cost of insurance charge commensurate with the insured's mortality risk. Mortality risk is actuarially determined based upon factors such as the insured's age, gender, health, smoking status and occupation, except that gender is not a factor (in other words, rates are unisex) for Policies purchased under payroll deduct programs. Accordingly, for each actuarial category of insureds there will be different cost of insurance rates. A table showing maximum insurance rates is delivered with each Policy, and the maximum rates will not exceed rates permitted by the 1980 Commissioner's Standard Ordinary mortality table for the insured's premium class for Policies issued prior to January 1, 2009. For Policies issued on or after January 1, 2009, the maximum rates will not exceed rates permitted by the 2001 Commissioner's Standard Ordinary mortality table for the insured's premium class.

Changes in Face Amount. After a change in Face Amount, we will send you new Policy Specifications Pages to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" in the Prospectus.

Your request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured person is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured person's premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it. If the insured person is not living on the proposed effective date of a change, the change will not take effect.

The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. A decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (in other words, the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.

USE OF STANDARD & POOR'S INDICES

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), makes no representation or warranty, express or implied, to the Separate Account or the Policyowners regarding the advisability of investing in, or allocating Account Value to, the Investment Company Equity Index, All America or Mid-Cap Equity Index Funds (together, the Indexed Portfolios) or the ability of the S&P 500® Index or the S&P MidCap 400® Index to track general stock market performance. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® index or the S&P MidCap 400® index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the indexed portfolios, owners of the indexed portfolios, or any other person or entity from the use of the S&P 500® index, the S&P MidCap 400® index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® index, the S&P MidCap 400® index or any data included therein. Without limiting any use of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Mutual of America Separate Account No. 3 as of December 31, 2012 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2012 and 2011, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2012, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2012, 2011 and 2010 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Further, the audit report contains an additional explanatory paragraph that states that in 2009, the Company changed its accounting for electronic data processing equipment, evaluation and classification of other than temporary impairment losses for certain investments and net deferred income tax assets that can be treated as an admitted asset, in accordance with amendments to Regulation No. 172 by the New York State Department of Financial Services.

When you allocate Account Value to the Separate Account Funds, the value of the Account Value in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2012 are included as follows:

Below are the consolidated financial statements of Mutual of America for the years ended December 31, 2012, 2011 and 2010:

You should consider the financial statements of Mutual of America Life Insurance Company as bearing upon the ability of Mutual of America to meet its obligations under the Policies. You should not consider them as bearing upon the investment experience of the Separate Account Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 3:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 3 (comprising the sub-accounts listed in note 1 and collectively referred to as the "Separate Account") as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying mutual funds or their transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 3 as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 29, 2013

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Equity Index Fund—$657,911 All America Fund—$561,506 Small Cap Value Fund—$338,900) (Notes 1 and 2)	$709,322	$557,134	$408,860
Due From (To) Mutual of America General Account	(594)	(511)	(368)
Net Assets	$708,728	$556,623	$408,492
Number of Units Outstanding at December 31, 2012	194,545	52,199	269,495
Unit Value at December 31, 2012	$3.64	$10.66	$1.52

	Investment Company
	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Small Cap Growth Fund—$390,834 Mid Cap Value Fund—$1,728 Mid-Cap Equity Index Fund—$175,134 Composite Fund—$189,491) (Notes 1 and 2)	$443,118	$1,982	$208,714	$208,799
Due From (To) Mutual of America General Account	(431)	(4)	25	55
Net Assets	$442,687	$1,978	$208,739	$208,854
Number of Units Outstanding at December 31, 2012	325,719	1,565	81,958	29,361
Unit Value at December 31, 2012	$1.36	$1.26	$2.55	$7.11

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	Investment Company
	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: International Fund—$116 Money Market Fund—$19,814 Mid-Term Bond Fund—$22,158 Bond Fund—$65,024) (Notes 1 and 2)	$146	$19,727	$24,499	$72,625
Due From (To) Mutual of America General Account	14	(236)	79	33
Net Assets	$160	$19,491	$24,578	$72,658
Number of Units Outstanding at December 31, 2012	206	7,917	10,511	12,243
Unit Value at December 31, 2012	$0.78	$2.46	$2.34	$5.93

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Conservative Allocation Fund—$2,900 Moderate Allocation Fund—$29,085 Aggressive Allocation Fund—$29,628) (Notes 1 and 2)	$3,213	$33,097	$34,502
Due From (To) Mutual of America General Account	(3)	(34)	(7)
Net Assets	$3,210	$33,063	$34,495
Number of Units Outstanding at December 31, 2012	2,123	19,505	18,907
Unit Value at December 31, 2012	$1.51	$1.70	$1.82

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	Fidelity
	VIP Equity-Income Fund	VIP Asset Manager Fund	VIP Contrafund	VIP Mid Cap Fund
Investments in Fidelity VIP Portfolios at fair value (Cost: Fidelity VIP Equity-Income Fund—$325,055 Fidelity VIP Asset Manager Fund—$152,747 Fidelity VIP Contrafund—$697,729 Fidelity VIP Mid Cap Fund—$45,797) (Notes 1 and 2)	$304,640	$160,173	$731,970	$46,975
Due From (To) Mutual of America General Account	(263)	(72)	(557)	(50)
Net Assets	$304,377	$160,101	$731,413	$46,925
Number of Units Outstanding at December 31, 2012	6,460	4,363	14,503	978
Unit Value at December 31, 2012	$47.12	$36.70	$50.43	$47.99

	Vanguard		DWS
	VIF Diversified Value Fund	VIF International Fund	Bond Fund	Capital Growth Fund	International Fund
Investments in Vanguard Portfolios and DWS Variable Series I Portfolios at fair value (Cost: Vanguard VIF Diversified Value Fund—$14,794 Vanguard VIF International Fund—$74,067 DWS Bond Fund—$10,284 DWS Capital Growth Fund—$482,966 DWS International Fund—$266,544) (Notes 1 and 2)	$16,118	$75,047	$9,510	$528,333	$196,010
Due From (To) Mutual of America General Account	(20)	(99)	(1)	(232)	(266)
Net Assets	$16,098	$74,948	$9,509	$528,101	$195,744
Number of Units Outstanding at December 31, 2012	911	3,305	487	12,037	11,031
Unit Value at December 31, 2012	$17.67	$22.68	$19.51	$43.87	$17.75

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	Oppenheimer	American Century	Calvert
	VA Main Street Fund	VP Capital Appreciation Fund	VP SRI Balanced Fund
Investments in Oppenheimer Main Street Fund, American Century VP Capital Appreciation Fund and Calvert VP SRI Balanced Portfolio at fair value (Cost: Oppenheimer VA Main Street Fund—$13,160 American Century VP Capital Appreciation Fund—$239,920 Calvert VP SRI Balanced Fund—$72,113) (Notes 1 and 2)	$14,848	$273,771	$74,099
Due From (To) Mutual of America General Account	(16)	(90)	(44)
Net Assets	$14,832	$273,681	$74,055
Number of Units Outstanding at December 31, 2012	570	9,846	18,509
Unit Value at December 31, 2012	$26.01	$27.80	$4.00

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2012

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$57	$—	$—	$—	$—	$—	$33
Expenses (Note 3)	8,600	6,611	4,741	5,376	22	2,445	2,558
Net Investment Income (Loss)	(8,543)	(6,611)	(4,741)	(5,376)	(22)	(2,445)	(2,525)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	4,744	(2,160)	2,605	1,958	21	4,040	1,917
Realized gain distributions	—	—	—	3,231	—	7,468	—
Net realized gain (loss) on investments	4,744	(2,160)	2,605	5,189	21	11,508	1,917
Net change in unrealized appreciation (depreciation) on investments	99,595	75,673	52,973	18,158	173	21,744	21,193
Net Realized and Unrealized Gain (Loss) on Investments	104,339	73,513	55,578	23,347	194	33,252	23,110
Net Increase (Decrease) in Net Assets Resulting From Operations	$95,796	$66,902	$50,837	$17,971	$172	$30,807	$20,585
	Investment Company
	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$—	$10	$20	$76	$681	$584
Expenses (Note 3)	1	242	296	862	39	383	397
Net Investment Income (Loss)	(1)	(242)	(286)	(842)	37	298	187
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	—	(22)	242	541	18	58	43
Realized gain distributions	—	—	60	—	31	277	95
Net realized gain (loss) on investments	—	(22)	302	541	49	335	138
Net change in unrealized appreciation (depreciation) on investments	16	(11)	496	3,446	104	2,235	3,331
Net Realized and Unrealized Gain (Loss) on Investments	16	(33)	798	3,987	153	2,570	3,469
Net Increase (Decrease) in Net Assets Resulting From Operations	$15	$(275)	$512	$3,145	$190	$2,868	$3,656

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2012

	Fidelity				Vanguard
	VIP Equity-Income Fund	VIP Asset Manager Fund	VIP Contrafund	VIP Mid Cap Fund	VIF Diversified Value Fund	VIF International Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$9,438	$2,499	$9,833	$292	$332	$1,610
Expenses (Note 3)	3,310	1,670	8,180	495	177	925
Net Investment Income (Loss)	6,128	829	1,653	(203)	155	685
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(1,551)	1,404	4,917	278	20	(828)
Realized gain distributions	18,832	1,196	—	3,679	—	—
Net realized gain (loss) on investments	17,281	2,600	4,917	3,957	20	(828)
Net change in unrealized appreciation (depreciation) on investments	20,471	12,411	98,165	1,849	1,758	12,997
Net Realized and Unrealized Gain (Loss) on Investments	37,752	15,011	103,082	5,806	1,778	12,169
Net Increase (Decrease) in Net Assets Resulting From Operations	$43,880	$15,840	$104,735	$5,603	$1,933	$12,854
	DWS			Oppenheimer	American Century	Calvert
	Bond Fund	Capital Growth Fund	International Fund	VA Main Street Fund	VP Capital Appreciation Fund	VP SRI Balanced Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$452	$4,605	$3,843	$130	$—	$905
Expenses (Note 3)	118	6,355	2,155	166	2,561	901
Net Investment Income (Loss)	334	(1,750)	1,688	(36)	(2,561)	4
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(292)	3,662	(5,944)	37	2,166	204
Realized gain distributions	—	—	—	—	14,709	—
Net realized gain (loss) on investments	(292)	3,662	(5,944)	37	16,875	204
Net change in unrealized appreciation (depreciation) on investments	574	68,555	36,257	1,905	21,081	6,229
Net Realized and Unrealized Gain (Loss) on Investments	282	72,217	30,313	1,942	37,956	6,433
Net Increase (Decrease) in Net Assets Resulting From Operations	$616	$70,467	$32,001	$1,906	$35,395	$6,437

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Equity Index Fund		All America Fund		Small Cap Value Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(8,543)	$5,470	$(6,611)	$6,424	$(4,741)	$(1,005)
Net realized gain (loss) on investments	4,744	(2,809)	(2,160)	(8,250)	2,605	2,448
Net change in unrealized appreciation (depreciation) on investments	99,595	1,983	75,673	(1,390)	52,973	(15,119)
Net Increase (Decrease) in net assets resulting from operations	95,796	4,644	66,902	(3,216)	50,837	(13,676)
From Unit Transactions:
Contributions	52,398	55,935	37,629	44,969	21,240	23,137
Withdrawals	(41,197)	(26,000)	(14,324)	(40,974)	(4,172)	(10,249)
Net transfers	(50,217)	(37,967)	(36,329)	(51,753)	(18,774)	(20,137)
Contract fees (Note 3)	(2,806)	(2,754)	(2,296)	(2,358)	(1,135)	(1,101)
Net Increase (Decrease) from unit transactions	(41,822)	(10,786)	(15,320)	(50,116)	(2,841)	(8,350)
Net Increase (Decrease) in Net Assets	53,974	(6,142)	51,582	(53,332)	47,996	(22,026)
Net Assets:
Beginning of Year	654,754	660,896	505,041	558,373	360,496	382,522
End of Year	$708,728	$654,754	$556,623	$505,041	$408,492	$360,496
	Investment Company
	Small Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Equity Index Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(5,376)	$(5,213)	$(22)	$2	$(2,445)	$(1,009)
Net realized gain (loss) on investments	5,189	2,766	21	14	11,508	137,700
Net change in unrealized appreciation (depreciation) on investments	18,158	(12,666)	173	(65)	21,744	(118,302)
Net Increase (Decrease) in net assets resulting from operations	17,971	(15,113)	172	(49)	30,807	18,389
From Unit Transactions:
Contributions	22,463	22,717	526	312	11,401	15,542
Withdrawals	(4,209)	(10,632)	—	—	(1,456)	(20,300)
Net transfers	(11,864)	(11,847)	(364)	(34)	(26,605)	(797,508)
Contract fees (Note 3)	(88)	(65)	(1)	—	(456)	(422)
Net Increase (Decrease) from unit transactions	6,302	173	161	278	(17,116)	(802,688)
Net Increase (Decrease) in Net Assets	24,273	(14,940)	333	229	13,691	(784,299)
Net Assets:
Beginning of Year	418,414	433,354	1,645	1,416	195,048	979,347
End of Year	$442,687	$418,414	$1,978	$1,645	$208,739	$195,048

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Composite Fund		International Fund		Money Market Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,525)	$6,955	$(1)	$2	$(242)	$(294)
Net realized gain (loss) on investments	1,917	470	—	15	(22)	(103)
Net change in unrealized appreciation (depreciation) on investments	21,193	(4,497)	16	(22)	(11)	51
Net Increase (Decrease) in net assets resulting from operations	20,585	2,928	15	(5)	(275)	(346)
From Unit Transactions:
Contributions	21,716	23,285	39	56	4,484	4,786
Withdrawals	(11,532)	(4,851)	—	—	—	(69)
Net transfers	(23,953)	(32,483)	5	(10)	(5,430)	(36,366)
Contract fees (Note 3)	(1,521)	(1,587)	—	—	(273)	(274)
Net Increase (Decrease) from unit transactions	(15,290)	(15,636)	44	46	(1,219)	(31,923)
Net Increase (Decrease) in Net Assets	5,295	(12,708)	59	41	(1,494)	(32,269)
Net Assets:
Beginning of Year	203,559	216,267	101	60	20,985	53,254
End of Year	$208,854	$203,559	$160	$101	$19,491	$20,985
	Investment Company
	Mid-Term Bond Fund		Bond Fund		Conservative Allocation Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(286)	$354	$(842)	$1,653	$37	$44
Net realized gain (loss) on investments	302	2,969	541	659	49	54
Net change in unrealized appreciation (depreciation) on investments	496	(2,553)	3,446	1,678	104	39
Net Increase (Decrease) in net assets resulting from operations	512	770	3,145	3,990	190	137
From Unit Transactions:
Contributions	3,514	4,372	8,273	8,778	218	548
Withdrawals	(54)	—	(903)	(878)	(118)	—
Net transfers	(3,429)	(57,144)	(6,208)	(8,135)	(114)	(606)
Contract fees (Note 3)	(356)	(383)	(583)	(490)	(24)	(24)
Net Increase (Decrease) from unit transactions	(325)	(53,155)	579	(725)	(38)	(82)
Net Increase (Decrease) in Net Assets	187	(52,385)	3,724	3,265	152	55
Net Assets:
Beginning of Year	24,391	76,776	68,934	65,669	3,058	3,003
End of Year	$24,578	$24,391	$72,658	$68,934	$3,210	$3,058

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company				Fidelity
	Moderate Allocation Fund		Aggressive Allocation Fund		VIP Equity-Income Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$298	$341	$187	$213	$6,128	$4,042
Net realized gain (loss) on investments	335	141	138	182	17,281	(3,673)
Net change in unrealized appreciation (depreciation) on investments	2,235	365	3,331	(13)	20,471	(505)
Net Increase (Decrease) in net assets resulting from operations	2,868	847	3,656	382	43,880	(136)
From Unit Transactions:
Contributions	1,396	1,375	2,225	2,168	32,307	34,154
Withdrawals	—	—	(1,000)	—	(4,049)	(21,807)
Net transfers	(847)	(637)	(82)	(68)	(38,839)	(9,316)
Contract fees (Note 3)	(97)	(88)	(147)	(30)	(2,482)	(2,396)
Net Increase (Decrease) from unit transactions	452	650	996	2,070	(13,063)	635
Net Increase (Decrease) in Net Assets	3,320	1,497	4,652	2,452	30,817	499
Net Assets:
Beginning of Year	29,743	28,246	29,843	27,391	273,560	273,061
End of Year	$33,063	$29,743	$34,495	$29,843	$304,377	$273,560
	Fidelity
	VIP Asset Manager Fund		VIP Contrafund		VIP Mid Cap Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$829	$1,243	$1,653	$(543)	$(203)	$(398)
Net realized gain (loss) on investments	2,600	1,754	4,917	(2,071)	3,957	1,724
Net change in unrealized appreciation (depreciation) on investments	12,411	(8,299)	98,165	(22,475)	1,849	(6,433)
Net Increase (Decrease) in net assets resulting from operations	15,840	(5,302)	104,735	(25,089)	5,603	(5,107)
From Unit Transactions:
Contributions	35,462	14,683	38,827	40,416	3,195	2,731
Withdrawals	(1,530)	(6,061)	(54,664)	(34,657)	—	(4,364)
Net transfers	(32,598)	(33,617)	(39,661)	(24,930)	(1,878)	(8,167)
Contract fees (Note 3)	(1,073)	(1,069)	(1,459)	(1,538)	(67)	(84)
Net Increase (Decrease) from unit transactions	261	(26,064)	(56,957)	(20,709)	1,250	(9,884)
Net Increase (Decrease) in Net Assets	16,101	(31,366)	47,778	(45,798)	6,853	(14,991)
Net Assets:
Beginning of Year	144,000	175,366	683,635	729,433	40,072	55,063
End of Year	$160,101	$144,000	$731,413	$683,635	$46,925	$40,072

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Vanguard				DWS
	VIF Diversified Value Fund		VIF International Fund		Bond Fund		Capital Growth Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$155	$90	$685	$343	$334	$374	$(1,750)	$(3,411)
Net realized gain (loss) on investments	20	(101)	(828)	(35)	(292)	18	3,662	49,122
Net change in unrealized appreciation (depreciation) on investments	1,758	233	12,997	(12,318)	574	100	68,555	(44,679)
Net Increase (Decrease) in net assets resulting from operations	1,933	222	12,854	(12,010)	616	492	70,467	1,032
From Unit Transactions:
Contributions	1,468	1,538	3,515	4,772	1,968	2,956	29,631	37,074
Withdrawals	—	(1,250)	(10,343)	(152)	(631)	(1,411)	(25,404)	(1,170,283)
Net transfers	986	1,544	(2,863)	(5,679)	(2,063)	(3,154)	(24,345)	(46,769)
Contract fees (Note 3)	—	—	(82)	(88)	(336)	(323)	(675)	(633)
Net Increase (Decrease) from unit transactions	2,454	1,832	(9,773)	(1,147)	(1,062)	(1,932)	(20,793)	(1,180,611)
Net Increase (Decrease) in Net Assets	4,387	2,054	3,081	(13,157)	(446)	(1,440)	49,674	(1,179,579)
Net Assets:
Beginning of Year	11,711	9,657	71,867	85,024	9,955	11,395	478,427	1,658,006
End of Year	$16,098	$11,711	$74,948	$71,867	$9,509	$9,955	$528,101	$478,427

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	DWS		Oppenheimer		American Century		Calvert
	International Fund		VA Main Street Fund		VP Capital Appreciation Fund		VP SRI Balanced Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,688	$1,078	$(36)	$(47)	$(2,561)	$(2,475)	$4	$82
Net realized gain (loss) on investments	(5,944)	(22,642)	37	12	16,875	6,480	204	(371)
Net change in unrealized appreciation (depreciation) on investments	36,257	(11,642)	1,905	(91)	21,081	(22,996)	6,229	2,584
Net Increase (Decrease) in net assets resulting from operations	32,001	(33,206)	1,906	(126)	35,395	(18,991)	6,437	2,295
From Unit Transactions:
Contributions	10,569	11,028	1,200	1,087	21,420	18,480	7,044	7,700
Withdrawals	(7,502)	(60,159)	—	—	(3,726)	(3,314)	(3,471)	(2,145)
Net transfers	(4,691)	(5,619)	(1,139)	(21)	(15,599)	2,111	(5,220)	(5,763)
Contract fees (Note 3)	(132)	(104)	—	—	(588)	(563)	(578)	(586)
Net Increase (Decrease) from unit transactions	(1,756)	(54,854)	61	1,066	1,507	16,714	(2,225)	(794)
Net Increase (Decrease) in Net Assets	30,245	(88,060)	1,967	940	36,902	(2,277)	4,212	1,501
Net Assets:
Beginning of Year	165,499	253,559	12,865	11,925	236,779	239,056	69,843	68,342
End of Year	$195,744	$165,499	$14,832	$12,865	$273,681	$236,779	$74,055	$69,843

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 3 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on April 3, 2000 as a unit investment trust. Separate Account No. 3 consists of 26 distinct funds. Each invests in shares of one of 14 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, International, Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds; three portfolios of DWS Variable Series I ("DWS"): the Bond VIP, Capital Growth VIP and International VIP Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert VP SRI Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); the Equity-Income, Contrafund, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity"); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund ("Vanguard"); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds ("Oppenheimer").

Separate Account No. 3 was formed by the Company to support the operations of the Company's variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3's assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with U.S. generally accepted accounting principles:

Fair Value — Separate Account No. 3 values its investments at fair value. Fair value is an estimate of the price the Separate Account would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•  Level 1 — quoted prices in active markets for identical securities.

•  Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of December 31, 2012, management determined that the fair value inputs for all of Separate Account No.3 investments, which consist solely of investments in mutual funds registered with the Securities and Exchange Commission, were considered Level 1. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

The following is a summary of the inputs used to value Separate Account No. 3's net assets as of December 31, 2012, by fair value input hierarchy:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
Investment Company Funds:
Equity Index Fund	$709,322	—	—	$709,322
All America Fund	$557,134	—	—	$557,134
Small Cap Value Fund	$408,860	—	—	$408,860
Small Cap Growth Fund	$443,118	—	—	$443,118
Mid Cap Value Fund	$1,982	—	—	$1,982
Mid-Cap Equity Index Fund	$208,714	—	—	$208,714
Composite Fund	$208,799	—	—	$208,799
International Fund	$146	—	—	$146
Money Market Fund	$19,727	—	—	$19,727
Mid-Term Bond Fund	$24,499	—	—	$24,499
Bond Fund	$72,625	—	—	$72,625
Conservative Allocation Fund	$3,213	—	—	$3,213
Moderate Allocation Fund	$33,097	—	—	$33,097
Aggressive Allocation Fund	$34,502	—	—	$34,502
Fidelity Portfolios:
Equity-Income — "Initial" Class	$304,640	—	—	$304,640
Asset Manager Fund — "Initial" Class	$160,173	—	—	$160,173
Contrafund — "Initial" Class	$731,970	—	—	$731,970
Mid Cap Fund — "Initial" Class	$46,975	—	—	$46,975
Vanguard Portfolios:
Diversified Value	$16,118	—	—	$16,118
International	$75,047	—	—	$75,047
DWS Portfolios:
Bond VIP Fund — Class "A"	$9,510	—	—	$9,510
Capital Growth VIP Fund — Class "A"	$528,333	—	—	$528,333
International VIP Fund — Class "A"	$196,010	—	—	$196,010
Oppenheimer Main Street Fund/VA	$14,848	—	—	$14,848
American Century VP Capital Appreciation Fund	$273,771	—	—	$273,771
Calvert VP SRI Balanced Fund	$74,099	—	—	$74,099

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

During 2012, there were no transfers of securities between Level 1, Level 2 and Level 3.

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer and are valued at the reported net asset values of the respective funds and portfolios. Such investments are referred to as "Underlying Funds" of Separate Account No. 3.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 3 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends paid to the Funds of Separate Account No. 3 have no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes — Separate Account No. 3 is treated as a part of the Company and is not taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. Investments

The number of shares owned by Separate Account No. 3 (rounded to the nearest share) and the respective net asset values (rounded to the nearest cent) per share at December 31, 2012 were as follows:

	Number of Shares	Net Asset Value Per Share
Investment Company Funds:
Equity Index Fund	295,966	$2.40
All America Fund	301,675	1.85
Small Cap Value Fund	303,198	1.35
Small Cap Growth Fund	363,067	1.22
Mid Cap Value Fund	1,606	1.23
Mid-Cap Equity Index Fund	127,995	1.63
Composite Fund	127,145	1.64
International Fund	208	0.71

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments (Continued)

	Number of Shares	Net Asset Value Per Share
Money Market Fund	16,432	$1.20
Mid-Term Bond Fund	22,437	1.09
Bond Fund	49,442	1.47
Conservative Allocation Fund	2,788	1.15
Moderate Allocation Fund	26,057	1.27
Aggressive Allocation Fund	25,018	1.38
Fidelity Portfolios:
Equity-Income — "Initial" Class	15,278	19.94
Asset Manager Fund — "Initial" Class	10,559	15.17
Contrafund — "Initial" Class	27,684	26.44
Mid Cap Fund — "Initial" Class	1,538	30.55
Vanguard Portfolios:
Diversified Value	1,126	14.31
International	4,090	18.35
DWS Portfolios:
Bond VIP Fund — Class "A"	1,614	5.89
Capital Growth VIP Fund — Class "A"	24,712	21.38
International VIP Fund — Class "A"	24,624	7.96
Oppenheimer Main Street Fund/VA	619	23.97
American Century VP Capital Appreciation Fund	18,829	14.54
Calvert VP SRI Balanced Portfolio	38,816	1.91

The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$29,562	$21,088	$11,990	$18,091	$325
Proceeds from sales of investments	$79,953	$42,896	$19,410	$16,968	$178
	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund
Cost of investment purchases	$10,314	$12,507	$33	$4,098	$1,985
Proceeds from sales of investments	$30,044	$30,526	—	$5,341	$2,673
	Bond Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Fidelity VIP Equity- Income
Cost of investment purchases	$5,670	$114	$619	$916	$17,701
Proceeds from sales of investments	$6,029	$186	$541	$336	$34,061

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments (Continued)

	Fidelity VIP Asset Manager Fund	Fidelity VIP Contrafund	Fidelity VIP Mid Cap Fund	Vanguard VIF Diversified Value Fund	Vanguard VIF International Fund
Cost of investment purchases	$30,026	$24,379	$3,337	$2,514	$3,402
Proceeds from sales of investments	$31,484	$89,500	$2,540	$231	$13,898
	DWS Bond Fund	DWS Capital Growth Fund	DWS International Fund	Oppenheimer VA Main Street Fund	American Century VP Capital Appreciation Fund
Cost of investment purchases	$1,332	$18,605	$8,916	$1,227	$18,308
Proceeds from sales of investments	$2,479	$45,865	$12,683	$1,325	$19,361

Calvert VP SRI Balanced Fund
Cost of investment purchases	$5,328
Proceeds from sales of investments	$8,410

3. Expenses

Administrative Fees and Expenses and Cost of Insurance — In connection with its administrative functions, the Company deducted daily charges at an annual rate of .40% through July 31, 2010 (except for American Century for which the rate charged was .15% and each Fidelity fund, for which the rate was .30%) from the value of the net assets of each Fund. Effective August 1, 2010, the Company deducts administrative expenses at an annual rate of .55% (except for American Century for which the rate is .30% and each Fidelity fund, for which the rate is .45%). The effective rate of administrative expense charged during all of 2010 was .46% (except for the VP Capital Appreciation Fund, which charged .21%, and for each Fidelity fund which charged .36%). The lower charges for the American Century and Fidelity funds are due to reimbursements received from affiliates of American Century Variable Portfolios, Inc. and Fidelity.

Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may be deducted from a policyowner's account and are reflected as unit transactions in the accompanying financial statements under "Contract fees." The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly from a policyowner's account and reflected as net transfers in the accompanying financial statements.

Mortality and Expense Risk Fees — The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducted daily a mortality risk charge at an annual rate of .35% through July 31, 2010, from the value of the net assets of each Fund. Effective August 1, 2010, the Company deducts a mortality risk charge at an annual rate of .50%. The effective rate of mortality risk expense charged during all of 2010 was .42%. An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Fund, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights

	Investment Company Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$3.18	$3.16	$2.78	$2.23	$3.57
Unit value, end of year	$3.64	$3.18	$3.16	$2.78	$2.23
Units outstanding, beginning of year	205,889	209,198	245,679	258,994	289,895
Units Issued	15,723	23,836	20,148	28,981	31,166
Units Redeemed	(27,067)	(27,145)	(56,629)	(42,296)	(62,067)
Units Outstanding, end of year	194,545	205,889	209,198	245,679	258,994
Net Assets	$708,728	$654,754	$660,896	$683,808	$576,786
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.01%	2.00%	1.61%	1.86%	1.51%
Total Return (C)	14.56%	0.66%	13.50%	25.00%	-37.64%
	Investment Company All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$9.41	$9.50	$8.15	$6.56	$10.26
Unit value, end of year	$10.66	$9.41	$9.50	$8.15	$6.56
Units outstanding, beginning of year	53,691	58,792	64,504	69,789	73,358
Units Issued	3,755	4,813	11,624	15,716	23,438
Units Redeemed	(5,247)	(9,914)	(17,336)	(21,001)	(29,007)
Units Outstanding, end of year	52,199	53,691	58,792	64,504	69,789
Net Assets	$556,623	$505,041	$558,373	$525,504	$457,739
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	2.40%	1.33%	2.07%	1.35%
Total Return (C)	13.36%	-0.96%	16.58%	24.19%	-36.06%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.33	$1.38	$1.09	$0.85	$1.19
Unit value, end of year	$1.52	$1.33	$1.38	$1.09	$0.85
Units outstanding, beginning of year	271,319	277,448	271,590	274,484	283,939
Units Issued	15,294	18,242	25,257	30,050	28,130
Units Redeemed	(17,118)	(24,371)	(19,399)	(32,944)	(37,585)
Units Outstanding, end of year	269,495	271,319	277,448	271,590	274,484
Net Assets	$408,492	$360,496	$382,522	$296,184	$233,603
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	0.93%	1.13%	1.27%	1.14%
Total Return (C)	14.08%	-3.63%	26.42%	28.13%	-28.41%
	Investment Company Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.30	$1.35	$1.02	$0.81	$1.24
Unit value, end of year	$1.36	$1.30	$1.35	$1.02	$0.81
Units outstanding, beginning of year	321,059	321,051	314,609	309,614	313,913
Units Issued	17,682	18,858	20,984	29,625	27,205
Units Redeemed	(13,022)	(18,850)	(14,542)	(24,630)	(31,504)
Units Outstanding, end of year	325,719	321,059	321,051	314,609	309,614
Net Assets	$442,687	$418,414	$433,354	$321,935	$250,315
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	—	—	—	—
Total Return (C)	4.29%	-3.45%	31.91%	26.55%	-34.96%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.15	$1.19	$1.01	$0.82	$1.22
Unit value, end of year	$1.26	$1.15	$1.19	$1.01	$0.82
Units outstanding, beginning of year	1,427	1,187	1,108	967	1,770
Units Issued	438	376	117	338	350
Units Redeemed	(300)	(136)	(38)	(197)	(1,153)
Units Outstanding, end of year	1,565	1,427	1,187	1,108	967
Net Assets	$1,978	$1,645	$1,416	$1,122	$789
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	1.30%	1.25%	1.34%	0.96%
Total Return (C)	9.63%	-3.29%	17.72%	24.10%	-33.24%
	Investment Company Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$2.19	$2.26	$1.81	$1.33	$2.11
Unit value, end of year	$2.55	$2.19	$2.26	$1.81	$1.33
Units outstanding, beginning of year	89,137	433,408	454,958	470,998	484,699
Units Issued	24,792	15,869	32,962	45,117	40,486
Units Redeemed	(31,971)	(360,140)	(54,512)	(61,157)	(54,187)
Units Outstanding, end of year	81,958	89,137	433,408	454,958	470,998
Net Assets	$208,739	$195,048	$979,347	$822,520	$628,583
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	0.72%	1.06%	1.22%	1.25%
Total Return (C)	16.39%	-3.16%	24.99%	35.47%	-36.89%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$6.45	$6.35	$5.78	$4.92	$6.41
Unit value, end of year	$7.11	$6.45	$6.35	$5.78	$4.92
Units outstanding, beginning of year	31,569	34,080	36,233	37,287	38,221
Units Issued	3,635	3,656	4,042	5,190	10,965
Units Redeemed	(5,843)	(6,167)	(6,195)	(6,244)	(11,899)
Units Outstanding, end of year	29,361	31,569	34,080	36,233	37,287
Net Assets	$208,854	$203,559	$216,267	$209,256	$183,434
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.02%	4.47%	2.57%	2.91%	2.98%
Total Return (C)	10.32%	1.61%	9.88%	17.39%	-23.21%
	Investment Company International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$0.66	$0.77	$0.71	$0.58	$0.97
Unit value, end of year	$0.78	$0.66	$0.77	$0.71	$0.58
Units outstanding, beginning of year	153	79	39	11	—
Units Issued	53	74	40	28	11
Units Redeemed	—	—	—	—	—
Units Outstanding, end of year	206	153	79	39	11
Net Assets	$160	$101	$60	$28	$6
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	3.57%	2.50%	5.88%	—
Total Return (C)	17.33%	-13.64%	7.21%	24.10%	-40.60%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$2.50	$2.53	$2.56	$2.59	$2.55
Unit value, end of year	$2.46	$2.50	$2.53	$2.56	$2.59
Units outstanding, beginning of year	8,408	21,045	20,577	11,168	10,414
Units Issued	1,810	1,907	3,361	14,860	6,792
Units Redeemed	(2,301)	(14,544)	(2,893)	(5,451)	(6,038)
Units Outstanding, end of year	7,917	8,408	21,045	20,577	11,168
Net Assets	$19,491	$20,985	$53,254	$52,687	$28,878
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	—	—	0.07%	3.20%
Total Return (C)	-1.36%	-1.37%	-1.17%	-0.98%	1.42%
	Investment Company Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$2.29	$2.18	$2.06	$1.87	$1.85
Unit value, end of year	$2.34	$2.29	$2.18	$2.06	$1.87
Units outstanding, beginning of year	10,650	35,220	34,529	21,212	19,140
Units Issued	1,530	2,006	4,063	20,228	6,381
Units Redeemed	(1,669)	(26,576)	(3,372)	(6,911)	(4,309)
Units Outstanding, end of year	10,511	10,650	35,220	34,529	21,212
Net Assets	$24,578	$24,391	$76,776	$71,120	$39,639
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.04%	2.19%	3.24%	3.74%	4.09%
Total Return (C)	2.10%	5.06%	5.83%	10.22%	0.92%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$5.67	$5.35	$5.04	$4.43	$4.55
Unit value, end of year	$5.93	$5.67	$5.35	$5.04	$4.43
Units outstanding, beginning of year	12,157	12,277	11,802	11,223	12,351
Units Issued	1,445	1,716	2,238	3,202	2,261
Units Redeemed	(1,359)	(1,836)	(1,763)	(2,623)	(3,389)
Units Outstanding, end of year	12,243	12,157	12,277	11,802	11,223
Net Assets	$72,658	$68,934	$65,669	$59,450	$49,770
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.03%	3.64%	3.58%	4.36%	5.02%
Total Return (C)	4.66%	6.01%	6.18%	13.58%	-2.63%
	Investment Company Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.42	$1.36	$1.26	$1.10	$1.23
Unit value, end of year	$1.51	$1.42	$1.36	$1.26	$1.10
Units outstanding, beginning of year	2,147	2,204	1,819	1,559	1,992
Units Issued	147	432	579	405	198
Units Redeemed	(171)	(489)	(194)	(145)	(631)
Units Outstanding, end of year	2,123	2,147	2,204	1,819	1,559
Net Assets	$3,210	$3,058	$3,003	$2,291	$1,709
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.42%	2.69%	—	3.97%	3.05%
Total Return (C)	6.15%	4.52%	8.22%	14.90%	-11.00%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the Underlying Fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.55	$1.50	$1.34	$1.12	$1.41
Unit value, end of year	$1.70	$1.55	$1.50	$1.34	$1.12
Units outstanding, beginning of year	19,227	18,797	19,677	18,544	15,784
Units Issued	851	1,000	1,230	1,876	4,410
Units Redeemed	(573)	(570)	(2,110)	(743)	(1,650)
Units Outstanding, end of year	19,505	19,227	18,797	19,677	18,544
Net Assets	$33,063	$29,743	$28,246	$26,412	$20,712
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.14%	2.36%	0.14%	2.88%	3.07%
Total Return (C)	9.58%	2.95%	11.95%	20.18%	-20.57%
	Investment Company Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.63	$1.61	$1.39	$1.12	$1.57
Unit value, end of year	$1.82	$1.63	$1.61	$1.39	$1.12
Units outstanding, beginning of year	18,330	17,006	15,647	14,007	18,280
Units Issued	1,491	1,595	1,618	2,434	3,112
Units Redeemed	(914)	(271)	(259)	(794)	(7,385)
Units Outstanding, end of year	18,907	18,330	17,006	15,647	14,007
Net Assets	$34,495	$29,843	$27,391	$21,759	$15,642
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	1.79%	1.95%	0.33%	2.07%	1.76%
Total Return (C)	12.06%	1.09%	15.82%	24.52%	-28.84%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$40.61	$40.66	$35.64	$27.59	$48.50
Unit value, end of year	$47.12	$40.61	$40.66	$35.64	$27.59
Units outstanding, beginning of year	6,736	6,715	6,766	7,149	7,517
Units Issued	747	1,389	1,533	1,265	1,085
Units Redeemed	(1,023)	(1,368)	(1,584)	(1,648)	(1,453)
Units Outstanding, end of year	6,460	6,736	6,715	6,766	7,149
Net Assets	$304,377	$273,560	$273,061	$241,145	$197,272
Expense Ratio (A)(D)	1.10%	1.10%	0.93%	0.80%	0.80%
Investment Income Ratio (B)	3.17%	2.52%	1.90%	2.37%	2.46%
Total Return (C)	16.02%	-0.13%	14.09%	29.17%	-43.11%
	Fidelity VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$32.99	$34.23	$30.23	$23.60	$33.38
Unit value, end of year	$36.70	$32.99	$34.23	$30.23	$23.60
Units outstanding, beginning of year	4,365	5,124	5,072	5,193	5,769
Units Issued	1,016	446	1,085	1,288	624
Units Redeemed	(1,018)	(1,205)	(1,033)	(1,409)	(1,200)
Units Outstanding, end of year	4,363	4,365	5,124	5,072	5,193
Net Assets	$160,101	$144,000	$175,366	$153,331	$122,542
Expense Ratio (A)(D)	1.10%	1.10%	0.93%	0.80%	0.80%
Investment Income Ratio (B)	1.65%	1.86%	1.84%	2.45%	2.53%
Total Return (C)	11.25%	-3.62%	13.21%	28.08%	-29.29%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2008 through 2009, 1.03% in 2010 and 1.20% in 2011 through 2012.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity VIP Contrafund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$43.80	$45.43	$39.12	$29.06	$50.95
Unit value, end of year	$50.43	$43.80	$45.43	$39.12	$29.06
Units outstanding, beginning of year	15,608	16,056	20,188	20,866	21,032
Units Issued	854	1,352	1,217	1,670	2,120
Units Redeemed	(1,959)	(1,800)	(5,349)	(2,348)	(2,286)
Units Outstanding, end of year	14,503	15,608	16,056	20,188	20,866
Net Assets	$731,413	$683,635	$729,433	$789,736	$606,266
Expense Ratio (A)(D)	1.10%	1.10%	0.93%	0.80%	0.80%
Investment Income Ratio (B)	1.33%	1.01%	1.12%	1.44%	0.99%
Total Return (C)	15.14%	-3.59%	16.14%	34.63%	-42.97%
	Fidelity VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$42.25	$47.79	$37.44	$26.94	$44.84
Unit value, end of year	$47.99	$42.25	$47.79	$37.44	$26.94
Units outstanding, beginning of year	948	1,152	1,048	821	852
Units Issued	78	94	176	324	185
Units Redeemed	(48)	(298)	(72)	(97)	(216)
Units Outstanding, end of year	978	948	1,152	1,048	821
Net Assets	$46,925	$40,072	$55,063	$39,236	$22,132
Expense Ratio (A)(D)	1.10%	1.10%	0.93%	0.80%	0.80%
Investment Income Ratio (B)	0.65%	0.24%	0.39%	0.47%	0.23%
Total Return (C)	13.57%	-11.59%	27.65%	38.97%	-39.93%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2008 through 2009, 1.03% in 2010 and 1.20% in 2011 through 2012.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Vanguard VIF Diversified Value Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$15.35	$14.95	$13.82	$10.98	$17.36
Unit value, end of year	$17.67	$15.35	$14.95	$13.82	$10.98
Units outstanding, beginning of year	763	646	711	667	980
Units Issued	148	202	96	138	154
Units Redeemed	—	(D)	(85)	(161)	(94)	(467)
Units Outstanding, end of year	911	763	646	711	667
Net Assets	$16,098	$11,711	$9,657	$9,820	$7,325
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.34%	2.00%	2.75%	4.13%	3.02%
Total Return (C)	15.10%	2.68%	8.22%	25.79%	-36.72%
Vanguard VIF International Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$19.10	$22.36	$19.52	$13.80	$25.27
Unit value, end of year	$22.68	$19.10	$22.36	$19.52	$13.80
Units outstanding, beginning of year	3,762	3,803	3,516	5,780	8,537
Units Issued	171	243	579	852	3,795
Units Redeemed	(628)	(284)	(292)	(3,116)	(6,552)
Units Outstanding, end of year	3,305	3,762	3,803	3,516	5,780
Net Assets	$74,948	$71,867	$85,024	$68,646	$79,744
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.09%	1.61%	1.56%	3.51%	2.23%
Total Return (C)	18.70%	-14.56%	14.54%	41.50%	-45.41%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Less than 0.5 units.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	DWS Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$18.32	$17.55	$16.60	$15.22	$18.45
Unit value, end of year	$19.51	$18.32	$17.55	$16.60	$15.22
Units outstanding, beginning of year	543	649	785	993	1,168
Units Issued	107	167	185	255	223
Units Redeemed	(163)	(273)	(321)	(463)	(398)
Units Outstanding, end of year	487	543	649	785	993
Net Assets	$9,509	$9,955	$11,395	$13,034	$15,117
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	4.66%	4.53%	4.92%	8.71%	5.69%
Total Return (C)	6.48%	4.42%	5.70%	9.07%	-17.52%
	DWS Capital Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$38.26	$40.54	$35.09	$27.91	$42.02
Unit value, end of year	$43.87	$38.26	$40.54	$35.09	$27.91
Units outstanding, beginning of year	12,503	40,901	39,785	38,372	38,014
Units Issued	704	935	2,532	3,246	2,706
Units Redeemed	(1,170)	(29,333)	(1,416)	(1,833)	(2,348)
Units Outstanding, end of year	12,037	12,503	40,901	39,785	38,372
Net Assets	$528,101	$478,427	$1,658,006	$1,396,151	$1,070,999
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.88%	0.57%	0.92%	1.29%	—
Total Return (C)	14.66%	-5.61%	15.52%	25.73%	-33.58%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	DWS International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$14.89	$18.08	$17.97	$13.58	$26.47
Unit value, end of year	$17.75	$14.89	$18.08	$17.97	$13.58
Units outstanding, beginning of year	11,117	14,024	14,457	15,542	15,219
Units Issued	668	657	740	1,007	950
Units Redeemed	(754)	(3,564)	(1,173)	(2,092)	(627)
Units Outstanding, end of year	11,031	11,117	14,024	14,457	15,542
Net Assets	$195,744	$165,499	$253,559	$259,855	$211,127
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.16%	1.71%	2.18%	4.39%	1.37%
Total Return (C)	19.20%	-17.66%	0.58%	32.32%	-48.68%
	Oppenheimer VA Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$22.52	$22.80	$19.84	$15.60	$25.59
Unit value, end of year	$26.01	$22.52	$22.80	$19.84	$15.60
Units outstanding, beginning of year	571	523	471	436	389
Units Issued	48	48	55	52	60
Units Redeemed	(49)	—	(3)	(17)	(13)
Units Outstanding, end of year	570	571	523	471	436
Net Assets	$14,832	$12,865	$11,925	$9,353	$6,800
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.95%	0.82%	1.53%	2.88%	2.25%
Total Return (C)	15.47%	-1.20%	14.92%	27.13%	-39.02%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	American Century VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$24.19	$26.12	$20.05	$14.72	$27.54
Unit value, end of year	$27.80	$24.19	$26.12	$20.05	$14.72
Units outstanding, beginning of year	9,788	9,152	9,940	10,461	10,325
Units Issued	889	1,340	747	1,103	1,748
Units Redeemed	(831)	(704)	(1,535)	(1,624)	(1,612)
Units Outstanding, end of year	9,846	9,788	9,152	9,940	10,461
Net Assets	$273,681	$236,779	$239,056	$199,303	$154,017
Expense Ratio (A)(D)	0.95%	0.95%	0.78%	0.65%	0.65%
Investment Income Ratio (B)	—	—	—	0.78%	—
Total Return (C)	14.90%	-7.39%	30.28%	36.18%	-46.53%
	Calvert VP SRI Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$3.66	$3.55	$3.20	$2.57	$3.78
Unit value, end of year	$4.00	$3.66	$3.55	$3.20	$2.57
Units outstanding, beginning of year	19,059	19,269	18,785	18,215	20,000
Units Issued	2,530	2,157	2,399	3,042	3,088
Units Redeemed	(3,080)	(2,367)	(1,915)	(2,472)	(4,873)
Units Outstanding, end of year	18,509	19,059	19,269	18,785	18,215
Net Assets	$74,055	$69,843	$68,342	$60,050	$46,906
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	1.23%	1.31%	1.48%	2.33%	2.52%
Total Return (C)	9.19%	3.32%	10.95%	24.17%	-31.94%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the expense ratio would have been 0.90% in 2008 through 2009, 1.03% in 2010 and 1.20% in 2011 through 2012.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Subsequent Events

On March 22, 2013, the Bond VIP and International VIP Portfolios of the DWS Variable Series I (the "Replaced Funds") were removed as investment alternatives of Separate Account No. 3 as per a substitution transaction approved by the Securities and Exchange Commission. On that date, the assets in the Replaced Funds were transferred into other investment alternatives (the "Replacement Funds"), as follows:

Replaced Funds	Replacement Funds	Amount Transferred
DWS Bond VIP Fund	Investment Company Bond Fund	$9,355
DWS International VIP Fund	Vanguard International Portfolio	$198,420

Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements resulting from subsequent events. As a result of this evaluation, except as noted above, no additional subsequent events require disclosure and/or adjustment to the financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Consolidated Statutory Financial Statements

For The Years Ended December 31, 2012, 2011 and 2010

Together With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of Mutual of America Life Insurance Company and subsidiaries, which comprise the consolidated statutory statements of financial condition as of December 31, 2012 and 2011, and the related consolidated statutory statements of operations and surplus and cash flows for each of the years in the three year period ended December 31, 2012, and the related notes to the consolidated statutory financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 9 to the consolidated financial statements, the financial statements are prepared by Mutual of America Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Notes 1 and 9 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated statements of financial condition as of December 31, 2012 and 2011, and the results of its operations and cash flows for each of the years in the three year period ended December 31, 2012, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 9.

New York, NY
March 21, 2013

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
December 31, 2012 and 2011

	2012	2011
ASSETS
General account assets
Bonds and notes	$7,311,434,486	$6,997,640,298
Common stocks	23,973,659	44,784,304
Cash and short-term investments	17,592,947	7,127,969
Guaranteed funds transferable	24,234,965	30,338,989
Mortgage loans	708,307	1,262,625
Real estate	245,450,217	253,146,871
Policy loans	100,957,806	101,251,111
Investment income accrued	86,775,639	86,554,296
Deferred federal income taxes	74,991,293	64,330,201
Other assets	18,065,064	18,175,759
Total General Account assets	7,904,184,383	7,604,612,423
Separate Account assets	6,743,948,569	5,899,846,871
TOTAL ASSETS	$14,648,132,952	$13,504,459,294
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$6,612,413,220	$6,434,183,841
Other contract holders liabilities and reserves	7,662,271	11,705,941
Interest maintenance reserve	137,639,500	121,021,902
Other liabilities	184,983,047	142,160,266
Total General Account liabilities before asset valuation reserve	6,942,698,038	6,709,071,950
Separate account reserves and other liabilities	6,743,948,569	5,899,846,871
Total liabilities before asset valuation reserve	13,686,646,607	12,608,918,821
Asset valuation reserve	53,607,214	49,398,157
Total liabilities	13,740,253,821	12,658,316,978
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	906,729,131	844,992,316
Total surplus	907,879,131	846,142,316
TOTAL LIABILITIES AND SURPLUS	$14,648,132,952	$13,504,459,294

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For The Years Ended December 31, 2012, 2011 and 2010

	2012	2011	2010
INCOME
Premium and annuity considerations	$1,672,742,062	$1,538,892,743	$1,661,747,896
Life and disability insurance premiums	12,280,451	13,886,053	13,146,574
Total considerations and premiums	1,685,022,513	1,552,778,796	1,674,894,470
Separate Account investment and administrative fees	68,636,221	65,094,291	53,150,823
Net investment income	374,468,496	377,268,689	375,784,317
Other, net	6,009,044	6,246,114	7,275,271
Total income	2,134,136,274	2,001,387,890	2,111,104,881
DEDUCTIONS
Change in insurance annuity reserves	349,939,259	(89,458,988)	399,572,896
Annuity and surrender benefits	1,490,932,839	1,800,587,572	1,448,781,003
Death and disability benefits	10,838,552	10,712,145	12,315,225
Operating expenses	237,725,940	233,615,612	233,793,473
Total deductions	2,089,436,590	1,955,456,341	2,094,462,597
Net gain before dividends	44,699,684	45,931,549	16,642,284
Dividends to contractholders and policyholders	(68,075)	(63,478)	(143,091)
Net gain from operations	44,631,609	45,868,071	16,499,193
Federal income tax (expense)	(2,940,396)	(3,588,525)	(623,249)
Net realized capital gains	7,130,832	4,180,014	876,550
Net income	48,822,045	46,459,560	16,752,494
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	(4,209,057)	(11,103,800)	1,701,164
Unrealized capital (losses), net	(8,274,928)	(6,332,697)	(4,890,964)
Nonadmitted assets and other, net	11,578,301	14,903,373	11,859,376
Minimum pension liability	12,860,000	(38,169,000)	4,601,000
Net deferred income tax asset	12,219,285	2,348,842	2,954,915
Adjustment for nonqualified deferred compensation plan	(11,258,831)	—	4,764,918
Incremental increase in net deferred income tax asset	—	3,388,312	—
Net change in surplus	61,736,815	11,494,590	37,742,903
SURPLUS
Beginning of year	846,142,316	834,647,726	796,904,823
End of year	$907,879,131	$846,142,316	$834,647,726

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For The Years Ended December 31, 2012, 2011 and 2010

	2012	2011	2010
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$1,685,247,779	$1,552,787,943	$1,674,909,131
Net investment income	371,333,004	370,030,699	353,598,789
Separate Account investment and administrative fees	68,636,221	65,094,291	53,150,823
Benefit payments	(1,506,650,205)	(1,814,145,531)	(1,469,601,467)
Net transfers (to) from separate accounts	(108,744,366)	462,476,673	(74,254,959)
Investment and operating expenses paid	(204,882,337)	(192,926,103)	(222,272,452)
Other, net	9,443,938	5,100,964	7,466,620
Dividends paid to policyholders	(72,702)	(152,837)	(308,858)
Net cash from operations	314,311,332	448,266,099	322,687,627
CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	2,445,076,404	1,887,900,195	2,359,564,118
Common stock	34,431,919	5,974,389	48,843,683
Mortgage loans	554,318	510,606	470,320
Real estate	8,664,284	8,643,974	8,481,638
Other invested assets	6,104,024	5,631,915	5,652,805
Other	151,891	2,033,693	2,014,554
Total	2,494,982,840	1,910,694,772	2,425,027,118
Costs of investment acquired:
Bonds	(2,743,569,401)	(2,314,295,326)	(2,638,243,543)
Common stock	(4,948,244)	(6,468,153)	(1,876,746)
Real estate	(967,629)	(6,719,237)	(3,990,940)
Other	—	—	(2,591,494)
Total	(2,749,485,274)	(2,327,482,716)	(2,646,702,723)
Net change in policy loans	297,624	(4,669,206)	(5,177,650)
Net cash used in investment activity	(254,204,810)	(421,457,150)	(226,853,255)
CASH FLOW FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit-type contracts	(53,241,376)	(41,144,669)	(101,428,940)
Other cash applied	3,599,832	3,359,234	8,294,304
Net cash applied from financing and others sources	(49,641,544)	(37,785,435)	(93,134,636)
Net change in cash, cash equivalents and short-term investments	10,464,978	(10,976,486)	2,699,736
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	7,127,969	18,104,455	15,404,719
End of year	$17,592,947	$7,127,969	$18,104,455

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2012, 2011 and 2010

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company (Mutual of America) and its wholly owned subsidiaries (collectively referred to as the Company), as permitted by the New York State Department of Financial Services (formerly known as the State of New York Insurance Department). Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all 50 states and the District of Columbia. Sales operations are conducted primarily through a network of regional offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (New York Department). Such practices differ from U.S. generally accepted accounting principles (GAAP). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contract holders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners (NAIC) has codified statutory accounting principles (Codification). The New York Department issued Regulation No. 172 (Regulation No. 172), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2012, are reflected in the accompanying consolidated statutory financial statements.

SSAP No. 102 Accounting for Pensions, a Replacement for SSAP No. 89 (SSAP No. 102) became effective on January 1, 2013. SSAP No. 102 requires that the difference at January 1, 2013 between a Defined Benefit Plan's projected benefit obligation and the fair value of its plan assets be recorded as a liability, either through an immediate charge to surplus or as a series of deferred surplus charges, as determined under the SSAP. The Company has elected to recognize its transition obligation of approximately $62.9 million in annual increments that are at least equal to the annual amortization of prior unrecognized losses as calculated under SSAP No. 89. The annual January 1st charge to surplus will be approximately $11.6 million until the $62.9 million transition obligation is completely recognized.

SSAP No. 92 Accounting for Postretirement Benefits Over than Pensions, a replacement for SSAP No. 14 (SSAP No. 92), also became effective on January 1, 2013. This statement will require that participants not yet eligible to retire be included in the accumulated postretirement benefit obligations. The Company believes the adoption of this SSAP will not have a material impact on surplus.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

1. Summary of Significant Accounting Policies (Continued)

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes, are stated at amortized cost. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less. Bond, note and short-term investment transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market prices provided by an independent pricing organization. If quoted market prices are unavailable or an inactive market for the security currently exists, fair value is estimated using internal valuation models and techniques or based upon quoted market prices for comparable investments. At December 31, 2012, there were six securities with a fair value of $24.2 million for which no quoted market prices were available. As such, the Company used internal valuation models and techniques to determine the fair value of these securities. The Company recorded an unrealized loss of $2.0 million to adjust the carrying value of these securities, which were required to be reported at the lower of amortized cost or fair value, to their current fair value at December 31, 2012. At December 31, 2011, there were five securities with a fair value of $26.9 million that were valued using this methodology. Bonds, where the NAIC rating has fallen to class six and the fair value is below amortized cost, are carried at the lower of amortized cost or fair value.

On December 31, 2011, the rating of one asset-backed security with a book value of $12.0 million was lowered to an NAIC class six, which requires that the security be reported at the lower of amortized cost or fair value. While the results of the valuation testing determined that this security did not have an other-than-temporary credit impairment, a $7.7 million interest rate related loss was recorded to adjust this security to its estimated fair value at December 31, 2011, and was accounted for as a realized capital loss charged to the Interest Maintenance Reserve (IMR). Given the current inactivity for this security, its fair value was estimated using internal valuation models and techniques for both 2012 and 2011.

Losses that are considered to be other-than-temporary are recognized in net income when incurred. All bonds are subjected to the Company's quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair value that is less than 80% of their cost for a continuous six-month period. The Company writes down bonds that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the discounted estimated future cash flows for asset-backed and mortgage-backed securities, an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, consideration as to whether

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

1. Summary of Significant Accounting Policies (Continued)

the decline in value is due to general changes in interest rates and credit spreads and the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. If an impairment is determined to be other-than-temporary, a realized capital loss equal to the entire difference between the amortized cost of the bond and its fair value is recorded and a new cost basis for the bond is established. Credit-related other-than-temporary impairment losses are recorded as realized capital losses included in net income (and through the asset valuation reserve), whereas interest-related other-than-temporary impairment losses are recorded in the IMR.

Common and Preferred Stocks — At December 31, 2012 and 2011, common stocks included $17.0 million and $34.8 million, respectively, invested in a sponsored series of mutual funds for institutional investors. The December 31, 2012 and 2011, amounts also include $6.9 million and $3.3 million, respectively, invested in actively managed Large-Cap and Small-Cap Value equity portfolios in 2012 and a Mid-Cap Growth equity portfolio in 2011. During 2012, the Company liquidated its entire investment in the All American Institutional Fund and recognized an $8.3 million realized capital gain. Common stocks in good standing are stated at fair value. Fair value is determined by reference to valuations quoted by an independent pricing organization. Unrealized gains and losses are recorded directly to unassigned surplus. Preferred stock is carried at cost.

Losses that are considered to be other-than-temporary are recognized in net income when incurred. All equity investments are subjected to the Company's quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing, as well as common stocks where the fair value is less than 80% of their cost for a continuous six month period. The Company writes down common stocks that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value in the short-term. The Company also considers other qualitative and quantitative factors in its evaluation of other-than-temporary impairments.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America, net of a $1.5 million unrealized loss that was recorded as a direct reduction to unassigned surplus. No additional losses were recorded on this investment during 2012, 2011 and 2010.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other-than-temporary are recognized in net income when incurred. There were no impairment losses incurred during 2012, 2011 and 2010.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $157.5 million, $148.8 million and $140.2 million at December 31, 2012, 2011 and 2010, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

1. Summary of Significant Accounting Policies (Continued)

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan. During 2012, the Company recognized a $.9 million realized capital loss on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balance of the policy loans were unsuccessful. Also at December 31, 2012, the Company recorded a $1.1 million unrealized loss on certain other policy loans where the current total outstanding principal and interest amounts exceed the current value of the related participant account balances available as collateral to satisfy these loans. There were no realized or unrealized capital losses recognized in the policy loan portfolio in 2011 or 2010.

Other Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and are excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $.9 billion at both December 31, 2012 and 2011, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 6.50% at both December 31, 2012 and 2011), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates that, during 2012 and 2011, averaged 2.29% and 2.50%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $5.6 billion and $5.4 billion at December 31, 2012 and 2011, respectively, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $33.0 million and $39.2 million at December 31, 2012 and 2011, respectively, are accumulated at various guaranteed interest rates, which during 2012 and 2011 averaged 2.33% and 2.21%, respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions, which meet statutory requirements.

Other Liabilities

Effective January 1, 2012 the Company recorded an $11.2 million charge to surplus for an adjustment related to the Company's nonqualified deferred compensation plan to better reflect the nature of the plan as a deferred compensation arrangement accounted for in accordance with SSAP No. 14, Post-Retirement Benefits Other Than Pensions. Previously, the plan was accounted for in accordance with SSAP No. 89, Accounting for Pensions. The $11.2 million charge to surplus included a $2.2 million reduction in the prepaid pension asset associated with this plan, which was written off in connection with this adjustment. As such, the net impact was a $9.0 million charge to surplus. In addition, this adjustment resulted in insurance and annuity reserves of $30.5 million being reclassified to the other liabilities caption in the Statement of Financial Condition effective January 1, 2012.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

1. Summary of Significant Accounting Policies (Continued)

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, including certain other-than-temporary impairment losses, net of applicable taxes, arising from changes in interest rates are accumulated in the IMR and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve (AVR), applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses, including other-than-temporary impairment losses arising from changes in the creditworthiness of the issuer, are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the Adviser), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's Consolidated Statutory Statements of Operations and Surplus. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant's equity in the Separate Accounts and the level of administrative services provided. In 2012, 2011 and 2010, such charges were equal to approximately 1.07%, 1.04% and .91%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the Consolidated Statutory Statement of Operations and Surplus. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $6.7 billion and $5.9 billion at December 31, 2012 and 2011, respectively, are subject to discretionary withdrawal at fair value.

Premiums and Annuity Considerations

All annuity considerations derived from voluntary retirement savings-type plans and defined benefit plans, which represents the vast majority of the Company's annual premiums, are recognized as income when received. Insurance premiums and annuity considerations derived solely from defined contribution plans are recognized as income when due. Group life and disability insurance premiums are recognized as income over the contract period.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

1. Summary of Significant Accounting Policies (Continued)

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain prior year amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2012 presentation.

2. Investments

Valuation

The statement and fair values of investments in fixed maturity securities (bonds and notes) at December 31, 2012 and 2011, are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		Fair
December 31, 2012 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,099.9	$125.0	$.5	$2,224.4
Commercial mortgage-backed securities	—	—	—	—
Other asset-backed securities	21.2	.1	.1	21.2
Total	$2,121.1	$125.1	$.6	$2,245.6
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,014.7	50.0	1.5	1,063.2
Obligations of states and political subdivisions	24.6	1.6	—	26.2
Debt securities issued by foreign governments	25.8	3.1	—	28.9
Corporate securities	4,135.3	362.0	9.6	4,487.7
Total	$7,321.5	$541.8	$11.7	$7,851.6

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

2. Investments (Continued)

	Statement	Gross Unrealized		Fair
December 31, 2011 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,337.5	$143.9	$.3	$2,481.1
Commercial mortgage-backed securities	—	—	—	—
Other asset-backed securities	23.9	.3	.1	24.1
Total	$2,361.4	$144.2	$.4	$2,505.2
U.S. Treasury securities and obligations of U.S. government corporations and agencies	910.8	66.5	—	977.3
Obligations of states and political subdivisions	23.0	3.5	—	26.5
Debt securities issued by foreign governments	34.6	4.7	—	39.3
Corporate securities	3,670.8	235.0	15.0	3,890.8
Total	$7,000.6	$453.9	$15.4	$7,439.1

The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. Approximately 96.8% of the $2.9 billion invested in mortgage-backed securities were issued by Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA) and, as such, are 100% guaranteed by the U.S. government. The Company does have investments in publicly traded bonds of financial institutions. These financial institutions may have investments with subprime exposure. At December 31, 2012, the statement value and fair value of the Company's bond investments in financial institutions totaled $857.4 million and $955.2 million, respectively. At December 31, 2011, the statement value and fair value of the Company's bond investments in financial institutions totaled $891.8 and $927.6 million, respectively.

Short-term fixed maturity securities with a statement value and fair value of $10.1 million and $3.0 million at December 31, 2012 and 2011, respectively, are included in the above tables. At both December 31, 2012 and 2011, the Company had $3.3 million (par value $3.2 million for both years), respectively, of its long term fixed maturity securities on deposit with various state regulatory agencies.

Fair Value

The Company values its financial instruments at fair value. Fair value is an estimate of the price the Company would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•  Level 1 — quoted prices in active markets for identical securities.

•  Level 2 — quoted prices for identical or similar assets in markets that are not active or  other significant observable inputs (including yield, quality, coupon rate,  maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

2. Investments (Continued)

•  Level 3 — significant unobservable inputs (including the assumptions in determining the  fair value of investments).

The Company has determined the fair value inputs used to measure all of its assets that are considered financial instruments, which include fixed maturity securities, common stocks, cash and short-term investments, mortgage loans, policy loans, other invested assets and Separate Account funds whose net asset values are calculated on a daily basis. Cash, short-term investments, common stocks, investments in publicly traded mutual funds that are registered with the Securities and Exchange Commission and Separate Account assets were determined to be Level 1. The vast majority of the Company's fixed maturity securities (bonds and notes), and all of its policy loans, and other invested assets were determined to be Level 2. Finally, certain fixed maturity securities, the guaranteed funds transferrable and mortgage loans representing less than 1% of the total, for which quoted market prices were unavailable or an inactive market for the security currently exists, were determined to be Level 3. The inputs used for valuing these securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide fair value information at December 31, 2012 and 2011, about the Company's assets that are considered financial instruments:

December 31, 2012 Financial Instrument (in millions)	Level 1	Level 2	Level 3	Total
Bonds and notes	$—	$7,817.4	$24.2	$7,841.6
Common stocks	24.0	—	—	24.0
Cash and short-term investments	17.6	—	—	17.6
Guaranteed funds transferrable	—	—	26.6	26.6
Mortgage loans	—	—	.7	.7
Policy loans	—	101.0	—	101.0
Separate Accounts assets	6,743.9	—	—	6,743.9
Total	$6,785.5	$7,918.4	$51.5	$14,755.4
December 31, 2011 Financial Instrument (in millions)	Level 1	Level 2	Level 3	Total
Bonds and notes	$—	$7,409.3	$26.9	$7,436.2
Common stocks	42.3	2.5	—	44.8
Cash and short-term investments	7.1	—	—	7.1
Guaranteed funds transferrable	—	—	30.3	30.3
Mortgage loans	—	—	1.3	1.3
Policy loans	—	101.3	—	101.3
Separate Accounts assets	5,899.9	—	—	5,899.9
Total	$5,949.3	$7,513.1	$58.5	$13,520.9

The fair value of Level 3 securities declined from $58.5 million at December 31, 2011, to $51.5 million at December 31, 2012, primarily as a result of the change in fair market value of Level 3 securities and subsequent paydowns. The fair value of the remaining securities classified as Level 3 decreased by $2.7 million in 2012 as a result of the redetermination of the fair value and paydowns of these securities

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

2. Investments (Continued)

during the year. The guaranteed funds transferrable and the mortgage loan asset balances declined due to the receipt of scheduled principal payments during the year. There were no additional securities added to the Level 3 classification during 2012.

In determining the fair value of Level 3 bonds and notes, the Company utilized expected cash flows provided by an independent valuation service together with discount rate and default factor assumptions commensurate with the current credit rating of such securities and consistent with those that would be used in pricing similar types of securities based upon market conditions that existed at December 31, 2012 and 2011.

Unrealized Gains and Losses

At December 31, 2012 and 2011, net unrealized (depreciation) appreciation reflected in surplus consisted of the following:

December 31 (in millions)	2012	2011	Change	2011	2010	Change
Equity securities (common and preferred stock)	$2.4	$7.6	$(5.2)	$7.6	$8.8	$(1.2)
Bonds and notes	(18.8)	(16.8)	(2.0)	(16.8)	(11.7)	(5.1)
Guaranteed funds transferable	(1.5)	(1.5)	—	(1.5)	(1.5)	—
Other assets	(1.1)	—	(1.1)	—	—	—
Net unrealized (depreciation) appreciation	$(19.0)	$(10.7)	$(8.3)	$(10.7)	$(4.4)	$(6.3)

Net unrealized depreciation related to the Company's bonds, equity securities and other assets increased by $8.3 million during the year as shown above. The net unrealized appreciation of $2.4 million related to equity securities at December 31, 2012, consists of $2.6 million of gross unrealized gains and $.2 million of gross unrealized losses, of which none of the unrealized losses are less than 12 months old. The net unrealized appreciation of $7.6 million related to equity securities at December 31, 2011, consisted of $8.0 million of gross unrealized gains and $.4 million of gross unrealized losses, of which none of the unrealized losses were greater than 12 months old.

Previously, Regulation No. 172 was amended to adopt an accounting change set forth in Statement of Statutory Accounting Principles (SSAP) No. 100, Fair Value Disclosures, under which the criteria used to evaluate the fair value of investment securities, which were previously determined to be other than temporarily impaired, was changed. At the time of adoption, the Company recorded an $11.7 million unrealized loss to adjust the fair value of certain securities to an amount that more realistically reflected market conditions at that time. These bonds had an adjusted book value of $27.1 million prior to the recognition of this unrealized loss. During 2012 and 2011, additional unrealized losses of $2.0 million and $5.1 million, respectively, were recorded to adjust these securities to their estimated fair value.

The following is an analysis of the fair values and gross unrealized losses as of December 31, 2012 and 2011, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, total gross unrealized losses as of December 31, 2012 and 2011, were $11.6 million and $15.4 million, respectively, and the majority of such losses related to corporate and U.S. Treasury securities. These unrealized losses arise primarily from general changes in interest rates and credit spreads, which are still wider than historical norms, despite having

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

2. Investments (Continued)

narrowed somewhat during 2012 and are not due to fundamental credit problems that exist with the specific issuers.

The tables that follow exclude $7.3 billion and $6.8 billion at December 31, 2012 and 2011, respectively, of fair value of fixed maturity securities in an unrealized gain position.

	Twelve Months or Less			Twelve Months or Greater
	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
December 31, 2012 (in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$107.7	$.5	32	$1.6	$—	5
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	8.0	—	1	6.2	.1	3
Total	$115.7	$.5	33	$7.8	$.1	8
U.S. Treasury securities and obligations of U.S. government corporations and agencies	203.9	1.5	52	—	—	—
Obligations of states and political subdivisions	—	—	—	—	—	—
Debt securities issued by foreign governments	—	—	—	—	—	—
Corporate securities	256.1	9.0	18	41.9	.5	4
Total	$575.7	$11.0	103	$49.7	$.6	12
	Twelve Months or Less			Twelve Months or Greater
	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
December 31, 2011 (in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$28.2	$.2	8	$9.1	$.1	5
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	1.1	—	1	6.4	.1	2
Total	$29.3	$.2	9	$15.5	$.2	7
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8.5	—	2	—	—	—
Obligations of states and political subdivisions	—	—	—	—	—	—
Debt securities issued by foreign governments	—	—	—	—	—	—
Corporate securities	264.5	7.1	29	277.8	7.9	14
Total	$302.3	$7.3	40	$293.3	$8.1	21

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

2. Investments (Continued)

Realized Capital Gains and Losses

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2012 and 2011, were as follows:

December 31 (in millions)	2012	2011	2010
Bonds and notes	$(1.8)	$3.3	$—
Equity securities (common and preferred stock)	9.8	.9	.9
Other assets	(.9)	—	—
Net realized capital gains	$7.1	$4.2	$.9

At December 31, 2012 and 2011, the book value and fair value of the Company's mortgage-backed and asset-backed securities portfolios totaled $2.9 billion and $2.8 billion, and $3.0 billion and $3.0 billion, respectively, of which approximately 95% in both years are U.S. government agency guaranteed instruments. Investments in loan-backed and asset-backed securities are carried at amortized cost, except for those securities rated as class 6 by the NAIC, which are carried at lower of amortized cost or fair value.

Sales of investments in fixed maturity securities resulted in $43.0 million and $30.8 million of net interest rate related gains being accumulated in the IMR in 2012, 2011 and 2010, respectively, as follows:

December 31 (in millions)	2012	2011	2010
Fixed maturity securities
Proceeds	$2,582.4	$1,971.4	$2,355.5
Gross realized gains	43.8	39.7	50.3
Gross realized losses	(.8)	(8.9)	(.4)

During 2012, 2011 and 2010, $26.4 million, $19.3 million and $16.3 million, respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $9.8 million, $.9 million and $.9 million of net capital gains in 2012, 2011 and 2010, respectively being recognized in net income as follows:

December 31 (in millions)	2012	2011	2010
Equity securities
Proceeds	$31.4	$4.9	$35.8
Gross realized gains	9.9	1.1	1.0
Gross realized losses	(.1)	(.2)	(.1)

Maturities

The statement and fair values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2012, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

2. Investments (Continued)

December 31, 2012 (in millions)	Statement Value	Fair Value
Due in one year or less	$431.2	$439.0
Due after one year through five years	1,434.9	1,581.2
Due after five years through 10 years	2,490.0	2,695.4
Due after 10 years	2,965.4	3,136.0
Total	$7,321.5	$7,851.6

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company (Hancock), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time through 2030 and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $24.2 million and $30.3 million at December 31, 2012 and 2011, respectively. The actual interest and other allocated investment earnings related to this contract amounted to $1.0 million, $1.5 million and $2.0 million in 2012, 2011 and 2010, respectively, and are included in net investment income.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $8.3 million, $8.6 million and $8.4 million in 2012, 2011 and 2010, respectively.

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, noncontributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average earnings. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 (ERISA). The Company also maintains a nonqualified deferred compensation plan that provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. As discussed in Note 1, effective January 1, 2012, the Company adjusted its accounting for its nonqualified deferred compensation plan to better reflect the nature of the plan as a deferred compensation arrangement accounted for in accordance with SSAP No. 14 Postretirement Benefits Other than Pensions. As such, certain 2011 and 2010 amounts in the tables that follow below, as they

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

5. Pension Plan and Postretirement Benefits (Continued)

pertain to the nonqualified deferred compensation arrangement, have been reclassified from Pension Benefits to Other Benefits to conform with the 2012 presentation.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Postretirement benefit plan expense required to be recorded under these plans was $6.0 million, $4.7 million and $3.0 million in 2012, 2011 and 2010, respectively. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 25 years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs as calculated in the January 1, 2012, 2011 and 2010 plan valuations are as follows:

	Pension Benefits			Other Benefits
December 31 (in millions)	2012	2011	2010	2012	2011	2010
Service costs	$11.8	$10.9	$10.3	$5.6	$4.5	$3.6
Interest cost on Projected Benefit Obligation (PBO)	12.0	12.1	12.7	4.4	4.8	4.4
Expected return on plan assets	(16.3)	(16.8)	(15.7)	—	—	(3.9)
Prior services costs	.7	.7	.7	(.1)	.1	.6
Amortization of unrecognized net loss (gain)	10.5	10.6	10.5	.7	.6	2.0
Net benefit expense	$18.7	$17.5	$18.5	$10.6	$10.0	$6.7

The changes in the PBO and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2012	2011	2012	2011
Change in PBO
PBO, beginning of the year	$260.6	$236.3	$100.4	$93.2
Service costs	11.8	10.9	5.6	4.5
Interest costs	12.0	12.1	4.4	4.8
Plan amendment	—	—	(3.1)	—
Change in assumptions	5.2	11.0	5.9	3.7
Actuarial loss (gain)	2.2	4.7	9.5	10.3
Benefits and expenses paid	(12.2)	(14.4)	(2.9)	(16.1)
PBO, end of year	$279.6	$260.6	$119.8	$100.4

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

5. Pension Plan and Postretirement Benefits (Continued)

	Pension Benefits		Other Benefits
December 31 (in millions)	2012	2011	2012	2011
Change in Plan Assets
Plan assets, beginning of the year	$168.2	$173.1	$—	$—
Employer contributions	10.2	10.0	—	—
Return on plan assets	22.7	(0.5)	—	—
Benefits and expenses paid	(12.2)	(14.4)	—	—
Plan assets, end of year	188.9	168.2	—	—
Plan assets (lower than) PBO	$(90.7)	$(92.4)	$(119.8)	$(100.4)

At December 31, 2012 and December 31, 2011, all of the pension plan assets are invested in several of the investment funds offered by the Company's Separate Accounts and in the Company's General Account, and consisted of approximately 80% in equity investments and 20% in fixed-income investments. A distribution of plan assets by investment objective as of December 31, 2012 and 2011 is as follows:

December 31, (in millions)	2012	2011
Fixed Income Funds	$32.4	$30.1
Equity Funds:
Index	95.1	88.5
Growth	29.2	25.4
Balanced	27.3	24.1
Total Level 1 Investments	$184.0	$168.1
General Account	4.9	—
Total plan assets	$188.9	$168.1

The underlying investments funds of the Separate Accounts are based on quoted market prices within an active market and as such are classified as Level 1. Amounts held in the General Account are valued at contract value, which is equal to fair value. Amounts held in the General Account are considered to be cash equivalents and are not subject to fair value evaluation. For financial reporting purposes, the prepaid benefit cost at December 31, 2012 and 2011, has been classified as a nonadmitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2012	2011	2012	2011
Plan assets (lower than) PBO	$(90.7)	$(92.4)	$(119.8)	$(100.4)
Unrecognized prior service cost	1.5	2.2	(2.8)	.2
Unrecognized net loss from past experience different from that assumed	124.0	133.6	40.3	26.1
Prepaid (accrued) benefit cost, end of year	$34.8	$43.4	$(82.3)	$(74.1)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

5. Pension Plan and Postretirement Benefits (Continued)

The Company funds the qualified noncontributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $188.9 million and $168.1 million at December 31, 2012 and 2011, respectively. The actuarial present value of accumulated benefits for the qualified pension plan were $219.2 million and $211.3 million, at December 31, 2012 and 2011, respectively. Since the accumulated benefit obligation (ABO) for the qualified defined benefit pension plan of $219.2 million and $211.3 million at December 31, 2012 and 2011, respectively, exceeded the fair value of plan assets by $30.3 million and $43.2 million at December 31, 2012 and 2011, respectively, the Company increased the additional minimum pension liability by $27.0 million in 2011 and decreased the minimum pension liability by $12.9 million in 2012, both of which were recorded as a direct adjustment to the Company's surplus. The $12.9 million decrease in the additional minimum liability in 2012 consists of a $20.5 million decrease in the liability that arose as a result of a change in one of the assumptions used in the valuation of the Company's qualified pension plan liabilities offset, in part, by a $7.6 million increase related to the amount by which the ABO liability exceeded the fair value of plan assets at December 31, 2012. With respect to the assumption change, previously a single assumed retirement age for all participants of 62 was used. Effective January 1, 2012 assumed rates of retirement between 55 and 70 are being used, which is a better reflection of the Plan's experience over the past ten years. The $7.6 million increase in the minimum pension liability was driven primarily by a .75% decrease in the discount rate used to calculate the plan's liabilities at December 31, 2012.

The Company made contributions to its defined benefit plan of $10.2 million, $10.0 million and $13.6 million in 2012, 2011 and 2010, respectively. The Company estimates that it will make a contribution of at least $10.0 million to this plan in 2013. Benefits expected to be paid from this plan total $9.9 million in 2013, $12.3 million in 2014, $15.9 million in 2015, $14.8 million in 2016 and $20.5 million in 2017. The aggregate benefits expected to be paid in 2018 through 2022 total approximately $119.7 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2012.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pension Benefits			Other Benefits
Weighted average assumptions at December 31	2012	2011	2010	2012	2011	2010
Discount rate	3.75%	4.50%	5.00%	3.75%	4.50%	5.00%
Rate of compensation increase	4.00%	4.00%	4.00%	5.00%	4.00%	4.00%
Expected return on plan assets	9.50%	9.50%	9.50%

The Company's overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which generally consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

5. Pension Plan and Postretirement Benefits (Continued)

The health care cost trend rate assumption has an effect on the amounts reported for the postretirement benefit plans. The assumption is 6.5% for 2013, 6.0% for 2014, 5.5% for 2015, 5.0% for 2016, 5.0% for 2017 and 5.0% for 2018 and beyond. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated postretirement obligation for the plan as of December 31, 2012, by $1.5 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2011 by $.2 million. Benefits expected to be paid from this plan and the nonqualifed deferred compensation plan total $9.7 million in 2013, $7.7 million in 2014, $13.7 million in 2015, $10.7 million in 2016 and $12.4 million in 2017. Aggregated benefits expected to be paid in the period 2018 through 2022 total approximately $78.2 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2012.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.4 million, $2.5 million and $2.5 million in 2012, 2011 and 2010, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Shares under this plan are granted each year and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. A financial performance threshold measure must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $11.6 million, $10.1 million and $11.0 million in 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, the accrued liability related to these plans was $21.3 million and $20.4 million, respectively.

6. Commitments and Contingencies

Rental expenses approximated $25.5 million, $24.7 million and $25.1 million as of December 31, 2012, 2011 and 2010, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $4.8 million in 2013; $3.9 million in 2014; $3.2 million in 2015; $2.9 million in 2016; $1.7 million in 2017 and $1.8 million in 2018 and beyond. Such leases are principally for leased office space and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company's consolidated financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Mutual of America adopted SSAP No. 101, a replacement of SSAP No. 10R, effective January 1, 2012. During the first quarter of 2012, Regulation No. 172 was amended to adopt the provisions of SSAP No. 101. This guidance requires that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's net DTA must be recorded as a separate component of gains and losses in surplus.

Net DTAs are required to be recorded as an admitted asset to the extent that the amount will be realized within three years, subject to a maximum admitted asset equal to 15% of statutory surplus and to the Company's risk based capital ratio exceeding certain thresholds.

A reconciliation of the income tax (expense) recognized in the Company's consolidated statutory financial statement of operations to the amount obtained by applying the statutory tax rate of 35% to net gain from operations before federal income taxes follows:

	December 31 ( in millions)
	2012	2011	2010
Net gain from operations	$44.6	$45.9	$16.5
Statutory rate	35%	35%	35%
Tax at statutory rate	(15.6)	(16.1)	(5.8)
IMR amortization	9.2	6.7	5.7
Realized capital (gains) losses	(2.5)	(1.5)	(.3)
Net capital gains (losses) deferred in IMR	(15.0)	(13.5)	(17.5)
Change in non-admitted assets	(12.9)	6.5	(5.7)
Change in Mutual of America's net DTA	31.6	8.7	26.2
Other	2.3	5.6	(3.2)
Federal income tax (expenses)	$(2.9)	$(3.6)	$(.6)
Effective tax rate	6.6%	7.8%	3.6%

The federal income tax expense of $2.9 million in 2012, $3.6 million in 2011 and $.6 million in 2010 relates primarily to the Company's non-insurance subsidiaries.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

7. Federal Income Taxes (Continued)

The components of the net DTA recognized in the Company's statement of financial condition are as follows:

	December 31 (in millions)
	2012	2011
Total gross DTAs excluding unrealized (gains) losses	$258.5	$293.1
Statutory valuation allowance adjustment	—	—
Total adjusted gross DTAs excluding unrealized (gains) losses	$258.5	$293.1
Total gross DTLs excluding unrealized (gains) losses	(34.9)	(37.9)
Mutual of Ameirca's net DTA	223.6	255.2
Tax effect of unrealized (gains) losses	5.7	3.2
DTA nonadmitted	(157.8)	(199.1)
Mutual of America's net admitted DTA	71.5	59.3
Non-insurance Subsidiaries DTA's	3.5	5.0
Tota net DTAs	$75.0	$64.3

At December 31, 2012, the gross DTA including the tax effect of unrealized losses of $264.2 million consisted of $232.6 million of ordinary DTAs and $31.6 million of capital DTAs. As shown in the above table, Mutual of America's net admitted DTA increased by $12.2 million during 2012.

The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves, realized capital gains and losses on investment transactions, nonadmitted assets and net operating loss carryforwards. Included in such differences are items resulting from transition rules under the Internal Revenue Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As such, Mutual of America incurred a federal income tax expense of $1.1 million in 2012 and $.7 million in 2011. The other $1.8 million in 2012 and $2.9 million in 2011 of the tax expense shown on the Consolidated Statement of Operations and Surplus relates to the operating results of the Company's non-insurance subsidiaries. At December 31, 2012, the Company had consolidated net operating loss carryforwards of approximately $243.8 million, expiring at various dates between 2019 and 2029.

On November 29, 2012, the Internal Revenue Service initiated an examination of the 2011 federal income tax return of the Company's noninsurance subsidiaries. The Company believes that additional taxes, if any, assessed for the years under examination will not have a material effect on its financial position.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

8. Fair Value of Financial Instruments

The fair values of financial instruments have been determined using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value for financial instruments for which quoted market prices are not available or an inactive market for the instrument currently exists. Accordingly, certain fair values presented herein (refer to Note 2) may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments at December 31, 2012 and 2011, were as follows:

	2012		2011
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
ASSETS
Bonds and notes	$7,311.4	$7,841.1	$6,997.6	$7,436.2
Common stocks	24.0	24.0	44.8	44.8
Cash and short-term investments	17.6	17.6	7.1	7.1
Guaranteed funds transferable	24.2	26.6	30.3	35.3
Mortgage loans .	.7	.7	1.3	1.3
Policy loans	100.0	100.0	101.3	101.3
LIABILITIES
Insurance and annuity reserves	$6,560.5	$6,761.1	$6,377.3	$6,562.6

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using internal valuation models and techniques or based upon quoted prices for comparable securities. Fair value for equity securities is determined by reference to valuations quoted by an independent pricing organization.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered approximate fair value.

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

8. Fair Value of Financial Instruments (Continued)

with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.0 billion at December 31, 2012 and 2011, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 3.50% and 3.81% were used at December 31, 2012 and 2011, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department (statutory accounting), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity (HTM) or available for sale (AFS); whereas for statutory accounting, no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting, all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

For statutory accounting, certain assets, principally net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities, the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets (net of any required valuation allowance) are recognized for statutory accounting only to the extent that they can be utilized within three years; whereas for GAAP, all such assets are recognized (net of any required valuation allowance) regardless of when they will be utilized until they expire. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Cash and Short-Term Investments

The Statements of Cash Flows are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities. The statutory Statements of Cash Flows include changes in cash and short-term investments and also certain non-cash related changes.

10. Subsequent Events

The Company has evaluated subsequent events through March 21, 2013, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

PART C

OTHER INFORMATION

Item 26.                                                 Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)

Resolution of the Board of Directors of Mutual of America Life Insurance Company (“Mutual of America”) authorizing establishment of Separate Account No. 3 (the “Separate Account”) (1) originally filed as Exhibit 1(1)

(b)	Custodian agreements—not applicable

(c)	Underwriting contracts—not applicable

(d)(1)	Form of Variable Universal Life Insurance Policy (9)

(d)(1)(i)	Form of Variable Universal Life Insurance Policy (10)

(d)(2)	Payroll Deduction Rider(1)—originally filed as Exhibit 1(5)(b)

(d)(3)	Accidental Death Benefit Rider (9)

(d)(4)	Children’s Benefit Rider (9)

(d)(5)	Change Form Amendment (9)

(e)(1)	Form of Application for Variable Universal Life Insurance Policy with Conditional Receipt of Premium(2)—originally filed as Exhibit 1(10)(a)

(e)(2)	Form of Application for Variable Universal Life Insurance Policy with Payroll Deduction Rider(2) originally filed as Exhibit 1(10)(b)

(f)(1)	Charter of Mutual of America(1)—originally filed as Exhibit 1(6)(a)

(f)(2)	By-Laws of Mutual of America(1)—originally filed as Exhibit 1(6)(b)

(g)	Reinsurance contracts — not applicable

(h)(1)	Participation Agreement, dated as of February 28, 2001, between Scudder Variable Life Investment Fund and Mutual of America(3)

(h)(2)(i)

Fund Participation Agreement-Separate Account No. 2, dated as of December 30, 1988, among Mutual of America, American Century Investment Management, Inc. (“ACIM”) (formerly Investors Research Corporation), and American Century Variable Portfolios, Inc. (“ACVP”) (formerly TCI Portfolios, Inc.) (the “American Century Agreement”)(1)

(h)(2)(ii)	Amendment No. 1, dated as of April 29, 1994, to the American Century Agreement(1)

(h)(2)(iii)	Amendment No. 2, dated January 3, 2000, to the American Century Agreement(1)

(h)(2)(iv)	Amendment No. 3, dated January 2, 2002, to the American Century Agreement

(h)(2)(v)

Amendment to the Fund Participation Agreement between Mutual of America Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC, dated as of January 1, 2012. (12)

(h)(3)	Shared Funding Agreement, dated as of February 28, 2001, between Mutual of America and Calvert Securities Corporation(3)

(h)(4)(i)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Mutual of America, dated of April 30th, 1995, with revised Schedule A(1)

(h)(4)(ii)	Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Mutual of America, dated of April 30th, 1995, with revised Schedule A(1)

(h)(5)	Participation Agreement among the Vanguard Variable Insurance Fund, Vanguard Group Inc. and Vanguard Marketing Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005(6)

(h)(5)(i)

Amended and Restated Participation Agreement and ancillary agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of October 17, 2012. (12)

(h)(6)	Participation Agreement among Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. and Mutual of America Life Insurance Company dated as of April 29, 2005(6)

(h)(7)	Amended and Restated Participation Agreement among Variable Insurance Products Funds and Fidelity Distributors Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005(6)

(h)(8)

Fund Participation and Service Agreement and ancillary agreements between Mutual of America Life Insurance Company and American Fund Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, dated as of April 10, 2013. (12)

(h)(9)

Participation Agreement and ancillary agreements among Mutual of America Life Insurance Company and PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments LLC, dated as of April 11, 2013. (12)

(h)(10)

Participation Agreement and ancillary agreements between T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., and Mutual of America Life Insurance Company, dated as of April 11, 2013. (12)

(i)	Administrative contracts—not applicable

(j)	Other material contracts—not applicable

(k)	Opinion and consent of Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of Mutual of America(1)—originally filed as Exhibit 3(a)

(l)	Actuarial opinion—not applicable

(m)	Calculation—not applicable

(n)	Consent of KPMG LLP(12)

(o)	No financial statements are omitted from Item 24

(p)	Initial capital agreements—not applicable

(q)	Memorandum regarding Issuance, Face Amount Increase, Transfer and Redemption Procedures for the Policies(1)—originally filed as Exhibit 9

Other Exhibits

Powers of Attorney (11)

(1)	Included in the Registration Statement on Form S-6 filed with the Commission on July 21, 1999.
(2)	Included in Pre-Effective Amendment No. 1 filed with the Commission on November 17, 1999.
(3)	Included in Post-Effective Amendment No. 2 filed with the Commission on April 19, 2001.
(4)	Included in Post-Effective Amendment No. 7 filed with the Commission on April 30, 2004.
(5)	Included in Post-Effective Amendment No. 8 filed with the Commission on February 28, 2005.
(6)	Included in Post-Effective Amendment No. 9 filed with the Commission on April 29, 2005.
(7)	Included in Post-Effective Amendment No. 10 filed with the Commission on April 28, 2006.
(8)	Included in Post-Effective Amendment No. 11 filed with the Commission on April 27, 2007.
(9)	Included in Post-Effective Amendment No. 12 filed with the Commission on February 29, 2008.
(10)	Included in Post-Effective Amendment No. 13 filed with the Commission on April 30, 2009.
(11)

Included in Post-Effective Amendment No. 37 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 30, 2011. As incorporated herein by reference.

(12)	Included herewith.

All exhibits are filed under File No. 333-83413

Item 27. Directors and Officers of the Depositor

Positions and Offices
Name and Principal Business Address*	With Depositor

Thomas J. Moran	Chairman of the Board, President and Chief Executive Officer
John R. Greed	Director, Senior Executive Vice President and Chief Financial Officer
Clifford L. Alexander, Jr.	Director
Kimberly A. Casiano	Director
Roselyn P. Epps, M.D.	Director
Earle H. Harbison, Jr.	Director
Maurine Haver	Director
Frances R. Hesselbein	Director
LaSalle D. Leffall, Jr., M.D.	Director
Senator Connie Mack	Director
Robert J. McGuire	Director
Roger Porter	Director
Peter J. Powers	Director
General Dennis J. Reimer	Director
Elie Wiesel	Director

Officers-Directors

Name and Principal Business Address*	Positions and Offices With Depositor

Thomas J. Moran	Chairman, President and Chief Executive Officer
John R. Greed	Director, Senior Executive Vice President and Chief Financial Officer

Other Officers

Name and Principal Business Address*	Positions and Offices With Depositor

Jeffrey Angelo	Executive Vice President, Corporate Communications and Strategic Planning
Nicholas A. Branchina	Senior Vice President, Budget and Cost Accounting
Maria L. Brophy	Senior Vice President, Corporate Accounting and Risk Management

Jeremy J. Brown	Executive Vice President and Chief Actuary
James Buckland	Senior Vice President, Purchasing
Katherine Cannizzaro	Senior Vice President, Claims Administration and Plan Conversion
Anne Marie Carroll	Senior Vice President and Associate General Counsel
Sean Carroll	Senior Vice President, Facilities Management
Tanisha L. Cash	Senior Vice President, Human Resources
Thomas Ciociano	Senior Vice President, Employee Benefits
Michael E. Conway	Senior Vice President, Human Resources
William S. Conway	Senior Executive Vice President and Chief Operating Officer
John S. Corrigan	Executive Vice President, Internal Audit
Barbara Crane	Senior Vice President, Communication Development and Corporate Events
Nicholas S. Curabba	Senior Vice President and Associate General Counsel
Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services
Chris W. Festog	Senior Vice President and Deputy Treasurer
Michael Gallagher 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Direct Response and Technical Communications
Harold J. Gannon	Senior Vice President, Corporate Tax
Robert Giaquinto, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Executive Vice President, MIS Operations
Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer
Jared Gutman	Executive Vice President, Administrative Technical Services and Chief Privacy Officer
Thomas A. Harwood	Senior Vice President, Human Resources
Joseph Hummel	Senior Vice President, Enterprise Risk Management
Edward J. T. Kenney	Executive Vice President, External Affairs
Robert Kordecki	Senior Vice President, Key Client Relations
Nicole Lanni	Senior Vice President, Technical Services
Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services
Kathryn A. Lu	Executive Vice President and Chief Compliance Officer
John R. Luebs	Senior Vice President, Human Resource Services
James McCutcheon	Senior Vice President and Associate General Counsel
Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims
George L. Medlin	Executive Vice President and Treasurer
Christopher Miseo	Senior Vice President and Director of Accounting and Financial
Lynn N. Nadler 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Reporting Senior Vice President, Training
Peter Nicklin	Senior Vice President, Special Projects, and Assistant to the Chief Information Officer
Michael O’Grady	Senior Vice President, Strategic Planning
Paul O’Hara	Senior Vice President, Competition and Research
William Rose	Senior Executive Vice President and Chief Marketing Officer
James J. Roth	Senior Executive Vice President and General Counsel
Scott H. Rothstein	Executive Vice President and Deputy General Counsel
Dennis J. Routledge	Senior Vice President, LAN/Telecommunications
Robert W. Ruane	Senior Vice President, Proposal Development
Myron Schlanger	Senior Vice President and Associate Treasurer
William G. Shannon	Senior Vice President, Financial Advisory Services
Walter W. Siegel	Senior Vice President and Actuary
Joan M. Squires	Executive Vice President and Chief Information Officer
Anne M. Stanard, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Human Resources
Mary-Clare Swanke	Senior Vice President, Product Development and Production, Corporate

Communications
John Terwilliger 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Facilities Management
Eldon Wonacott, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Advertising, Direct Response and Telemarketing

* The business address of all officers is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted. The business address of all directors is c/o Mutual of America, 320 Park Avenue, New York, New York 10022-6839.

Item 28. Persons Controlled By or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Mutual of America Life Insurance Company (“Mutual of America”) under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Mutual of America.

As a New York mutual life insurance company, no person has the direct of indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken.

Mutual of America wholly owns the following companies:

•                  Mutual of America Holding Company, Inc., a Delaware corporation (see below), and

•                  Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns the following companies:

•                  Mutual of America Securities Corporation, a Delaware corporation, and

•                  Mutual of America Capital Management Corporation, a Delaware corporation.

Mutual of America’s consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 29. Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director’s acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a “person”) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by Chartis, with excess coverage by CNA, The Hartford, and Chartis, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $10 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. The deductible for life insurance company fiduciary liability coverage (errors and omissions) is $1,000,000 for the entity.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.      Principal Underwriters

(a)   Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of The American Life Insurance Company of New York (now known as Wilton Reassurance Life Company of New York).

(b)   The name, business address and position of each senior officer and director of Mutual of America are listed in Item 27 above.

(c)   The principal underwriter receives no commissions or other compensation directly or indirectly from the Registrant and has received no such commissions or other compensation directly or indirectly within the Registrant’s last fiscal year.

Item 31.      Location of Accounts and Records

Registrant’s books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America’s Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

Item 32.      Management Services

Not applicable.

Item 33.      Fee Representation

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expense expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, the State of New York, the 29th day of April, 2013.

MUTUAL OF AMERICA SEPARATE
ACCOUNT NO. 3 (REGISTRANT)
MUTUAL OF AMERICA LIFE
INSURANCE COMPANY (DEPOSITOR)

By:	/s/ James J. Roth
James J. Roth
Executive Vice President and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2013.

Signature	Title

*	Chairman of the Board, Chief Executive Officer and President; Director
Thomas J. Moran	(Principal Executive Officer)

*	Senior Executive Vice President and Chief Financial Officer; Director
John R. Greed

*	Director
Clifford L. Alexander, Jr.

*	Director
Roselyn P. Epps, M.D.

*	Director
Earle H. Harbison, Jr.

*	Director
Maurine Haver

*	Director
Frances R. Hesselbein

*	Director
Lasalle D. Leffall, Jr., M.D.

*	Director
Kimberly A. Casiano

*	Director
Connie Mack, III

*	Director
Robert J. McGuire

*	Director
Roger Porter

*	Director
Peter J. Powers

*	Director
Dennis J. Reimer

*	Director
Elie Wiesel

*By: /s/ James J. Roth
James J. Roth
Attorney-in-Fact

Exhibit Index

Exhibit	Description

Ex-h(2)(v)

Amendment to the Fund Participation Agreement between Mutual of America Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC, dated as of January 1, 2012.

Ex-h(5)(i)

Amended and Restated Participation Agreement and ancillary agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of October 17, 2012.

Ex-h(8)

Fund Participation and Service Agreement and ancillary agreements between Mutual of America Life Insurance Company and American Fund Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, dated as of April 10, 2013.

Ex-h(9)

Participation Agreement and ancillary agreements among Mutual of America Life Insurance Company and PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments LLC, dated as of April 11, 2013.

Ex-h(10)

Participation Agreement and ancillary agreements between T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., and Mutual of America Life Insurance Company, dated as of April 11, 2013.

EX-99.n	Consent of KPMG, LLP